                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                                     BNS Co.
               -------------------------------------------------
                (Name of Registrant as Specified in its Charter)
            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1) Title of each class of securities to which transaction applies:

             -----------------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

             -----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------------------
          4) Proposed maximum aggregate value of transaction:

             -----------------------------------------------------------------
          5) Total fee paid:

             -----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

             ----------------------------------------------------------------
          2) Form, Schedule, or Registration Statement No.:

             ----------------------------------------------------------------
          3) Filing Party:

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          4) Date Filed:

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

                                    BNS Co.

                             275 West Natick Road
                               Warwick, RI 02886
                           Telephone: (401) 244-4500
                              Fax: (401) 244-4525

April 25, 2002

To the Stockholders:

   You are cordially invited to attend the Annual Meeting of Stockholders of BNS Co. to be held on Friday, June 7, 2002, at 10:00 a.m. at the Company's corporate offices, 275 West Natick Road, Warwick, Rhode Island.

   The accompanying formal Notice of Annual Meeting of Stockholders and Proxy Statement contain the items of business expected to be considered and acted upon at the meeting, including an increase in the number of Company shares available under the 1999 Equity Incentive Plan. The Proxy Statement also contains information about the Directors of the Company continuing in office and the nominees for election as Directors for three-year terms. In addition to the foregoing, we will report on the Company's performance during 2001, following the sale of the Company's Metrology Business to Hexagon A.B. on April 27, 2001, and the subsequent re-positioning of the Company to meet the new challenges for its Xygent software development business which realized its first commercial sales in late 2001. We will also report on the status of the plan to dispose of the Company's real estate assets. We welcome the opportunity to share our thoughts with our stockholders and look forward to your questions and comments.

   We hope you will be able to attend the meeting, but if you cannot do so, it is important that your shares be represented. Accordingly, whether or not you plan to personally attend the meeting, we urge you to mark, sign, date, and promptly return the enclosed proxy card in the return envelope.

                                          Sincerely yours,

                                          /s/ Kenneth N. Kermes
                                          Kenneth N. Kermes
                                          Chairman of the Board

                                    BNS Co.

                             275 West Natick Road
                          Warwick, Rhode Island 02886
                           Telephone: (401) 244-4500
                           Facsimile: (401) 244-4525

                               -----------------

                           NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                               -----------------

   Notice is hereby given to the stockholders of BNS Co. (formerly known as Brown & Sharpe Manufacturing Company prior to a corporate name change in April
2001) that the Annual Meeting of Stockholders will be held on Friday, June 7, 2002, at 10:00 a.m. at the Company's corporate offices, 275 West Natick Road, Warwick, Rhode Island, for the following purposes:

      1. To fix the number of Directors at seven and to elect a class of two Directors, whose names are set forth in the accompanying Proxy Statement, to succeed the class whose term expires with this Annual Meeting of Stockholders, to serve until the year 2005 Annual Meeting of Stockholders and until their successors shall be elected and qualified.

      2. To amend the Company's 1999 Equity Incentive Plan to increase the aggregate number of shares of Class A Common Stock or Class B Common Stock which may be delivered under the Company's 1999 Equity Incentive Plan from 360,000 to 660,000, all as set forth in the accompanying Proxy Statement.

      3. To ratify and approve the appointment by the Board of Directors of the firm of Ernst & Young LLP as the Company's independent accountants for the year 2002.

      4. To transact such other business that may properly come before the meeting, and any adjournments thereof.

   The Board of Directors has fixed the close of business on April 24, 2002, as the record date for determining stockholders entitled to notice of the meeting and to vote at the meeting, and any adjournments thereof. A copy of the Company's Annual Report on Form 10-K containing financial data and a summary of operations for 2001 is being mailed to the stockholders with this Proxy Statement.

   In the event you cannot attend the Annual Meeting in person, please complete and sign and date, and promptly return the enclosed Proxy in the accompanying post-paid envelope so that your shares of Company stock may be represented at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Elisa Depina

                                          Elisa DePina
                                          Secretary

Warwick, Rhode Island
April 25, 2002

                                    BNS Co.

                             275 West Natick Road
                          Warwick, Rhode Island 02886
                           Telephone: (401) 244-4500
                           Facsimile: (401) 244-4525

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 7, 2002

General

   This Proxy Statement and the accompanying Proxy is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of BNS Co. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate offices, 275 West Natick Road, Warwick, Rhode Island, on Friday, June 7, 2002, at 10:00 a.m., and at any adjournments thereof. The approximate date this Proxy Statement is being mailed to stockholders is April 30, 2002.

Stockholders Who May Vote

   Stockholders of record at the close of business on Wednesday, April 24, 2002, are entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company had 2,992,444 shares of common stock outstanding comprised of 2,928,555 shares of Class A Common Stock, $.01 par value (the "Class A Stock") and 63,889 shares of Class B Common Stock, $.01 par value (the "Class B Stock"). The Company's Certificate of Incorporation provides that each share of Class A Stock outstanding on the record date entitles the holder thereof to one vote and each share of Class B Stock outstanding on the record date entitles the holder thereof to ten votes except as otherwise provided by law or by the Certificate of Incorporation. The holders of Class A Stock are entitled to elect one Director at the Annual Meeting, and such holders voting together with the holders of Class B Stock as a single class are entitled to elect the remaining Director to be elected at the Annual Meeting. Except for the foregoing and as may otherwise be provided by law or the Certificate of Incorporation, all other actions submitted to a vote of the stockholders at the meeting will be voted on by the holders of Class A Stock and Class B Stock voting together as a single class.

   All share numbers and related option prices have been adjusted to give effect to the one-for-five reverse stock split effective May 10, 2001.

How to Vote

   You may vote by proxy or in person by ballot at the meeting. If your shares are held in the name of your broker or bank and you wish to vote in person at the meeting, you should request your broker or bank to issue you a proxy to vote your shares. To vote by proxy, please complete, sign, date and return your Proxy Card in the enclosed postage-paid envelope or if you are a registered shareholder, you may also vote by telephone or internet as described under "Telephone and Internet Voting" below.

How Proxies Work

   Each valid proxy in the enclosed form that is received by the Company will be voted by the persons named therein. All shares represented by the proxy will be voted FOR the election of the Board's nominees as Directors unless the stockholder specifies otherwise or authority to vote for the proposed slate of Directors or any individual Director has been withheld. If for any reason any of such nominees should not be available as a candidate for Director, the proxies will be voted for such other candidate or candidates as may be nominated by the Board of Directors. With respect to the proposal to amend the Company's 1999 Equity Incentive Plan to increase the aggregate number of Class A Stock or Class B Stock that may be delivered under the 1999 Equity Incentive Plan from 360,000 to 660,000 shares, all shares represented by a proxy will be voted FOR such proposal, unless the proxy specifies that it should be voted against the proposal or not voted at all. With respect to the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants, all shares represented by a proxy will be voted FOR such proposal, unless the proxy specifies that it should be voted against the proposal or not voted at all.

Required Vote

   Consistent with Delaware law and as provided under the Company's By-Laws, the holders of shares entitled to cast a majority of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by the Board of Directors to act as Judges of Election for the meeting as provided by the Company's By-Laws.

   The two nominees for election as Directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of Directors shall be elected Directors. A majority of the votes properly cast on the matter is necessary to approve the actions proposed in Items 2 and 3, as well as any other matter which comes before the Annual Meeting, except where applicable law or the Company's Certificate of Incorporation or By-Laws require otherwise.

   The Judges of Election will count the total number of votes cast FOR approval of proposals, other than the election of Directors, for purposes of determining whether sufficient affirmative votes have been cast. The Judges of Election will count shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

Telephone and Internet Voting

   Registered shareholders can vote their shares via (i) a toll-free telephone call from the U.S. and Canada; (ii) the internet; or (iii) by mailing their signed Proxy Card. The telephone and internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the internet are set forth on the enclosed Proxy Card. Stockholders who hold their shares in street name will need to contact their broker or other nominee to determine whether they will be able to vote by telephone or electronically.

For SARP Participants

   For participants in the BNS Co. Savings and Retirement Plan (formerly the Brown & Sharpe Savings and Retirement Plan for Management Employees and the Brown & Sharpe Savings and Retirement Plan) (the "SARP"), the accompanying proxy card indicates the number of shares of Class A Stock and Class B Stock held in your participant's account under the symbols SPA and SPB, respectively. When a participant proxy card is returned properly signed, Putnam Fiduciary Trust Company ("Putnam Trust"), the Trustee of the shares of Class A and Class B Stock held in the SARP, will vote the participant's shares held in the SARP in the manner directed by the participant, or if the participant makes no directions, Putnam Trust will vote the participant's shares on those matters presented to the stockholders in proportion to instructions received from all participants voting.

Cost of Solicitation of Proxies

   The entire expense of solicitation of proxies will be borne by the Company. The Company has engaged the services of Georgeson Shareholder--17 State Street, New York, NY 10004 to assist in the solicitation of proxies for a fee not to exceed $5,500 plus reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail, Directors, officers, and employees of the Company may solicit in person, by telephone, facsimile, or telegram. The Company will reimburse persons holding stock for others in their names or in nominee names for their reasonable expenses in sending soliciting material to the beneficial owners of common stock.

Revoking a Proxy

   Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder personally attending the Annual Meeting may also revoke his or her proxy and vote his or her shares of stock.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

   The Board of Directors proposes to fix the number of Directors at seven and to designate a class of two Directors to serve until the year 2005 Annual Meeting and until their successors have been duly elected and qualified (the "2005 Class"). Messrs. John M. Nelson and Roger E. Levien, both of whom are currently members of the Board and whose term of office expires with this annual meeting, have been nominated by the Board of Directors, and they have each consented to stand for re-election to the 2005 Class. Messrs. Nelson and Levien were elected to the Board by the Company's stockholders at the Company's Annual Meeting held on April 30, 1999. As required by the Company's Certificate of Incorporation, the Board has designated that Mr. Levien be elected by the holders of Class A Stock and that Mr. Nelson be elected by the holders of Class A Stock and Class B Stock, voting together as a single class.

   Information is furnished below with respect to the nominees for election to the 2005 Class as well as the Directors continuing in office.

   The Board of Directors unanimously recommends a vote FOR fixing the number of Directors at seven and the election of Messrs. Nelson and Levien.


           Name (Age)            Year First
        (Board Committee         Elected a     Principal Occupation During Last Five Years and
          Membership)             Director  Directorships in Public Reporting and Other Companies
          -----------            ---------- -----------------------------------------------------
 Nominees for Election to Office

 John M. Nelson (70)                1975    From September 2001 to present, Chairman,
   (Audit, Executive, Corporate             Commonwealth National Bank; from May 2000 to
   Governance)                              May 2001, Chairman of the Board of Directors of
                                            BNS Co.; from June 1999 to June 2001, Lead
                                            Director, and from June 1995 to July 1999, Chairman
                                            of the Board, The TJX Companies, Inc., an off price
                                            specialty apparel retailer. Chairman of the Board,
                                            Wyman Gordon Company, Worcester, MA,
                                            manufacturer of forgings and castings, from May
                                            1994 to October 1997 and Chairman and Chief
                                            Executive Officer from May 1991 to May 1994;
                                            Director, Eaton Vance Corp.; Director, Commerce
                                            Holdings, Inc., a holding company for property and
                                            casualty insurance companies.

 Roger E. Levien (66)               1996    From May 1997 to present, Managing Partner,
   (Compensation and Nominating,            Levien Enterprises, a consulting business; July 1992
   Corporate Governance)                    to April 1997, Vice President, Strategy and
                                            Innovation, Xerox Corporation, Stamford, CT,
                                            manufacturer of document and office technology
                                            equipment.

 Directors Continuing in Office

 Terms Expiring in 2003
 Richard M. Donnelly (58)           1999    Currently a principal in the firm of Donnelly
   (Executive, Compensation and             Associates, a consulting firm to manufacturing
   Nominating)                              industries and a Partner in Ripplewood Holdings,
                                            private equity investors; from 1995 to 1998,
                                            President of General Motors Europe; from 1992 to
                                            1994, Vice President & Group Executive for GM
                                            Powertrain Group; from 1983 to 1995, various
                                            executive management positions with General
                                            Motors Corporation; Director, Powerway, Inc.;
                                            Director, Oshkosh Truck Corp.; Director, Separation
                                            Dynamics, Inc.

 Kenneth N. Kermes (66)             2000    Chairman of the Board of Directors of BNS Co.
   (Executive, Audit)                       since May 2001; from April 2002, Vice President of
                                            Planning and Service Development, South County
                                            Hospital, Wakefield, RI; from May 2001 to April
                                            2002, Partner of SeaView Capital, a private equity
                                            firm; from April 2000 to May 2001, President and
                                            Chief Executive Officer of BNS Co.; from 1999 to
                                            2000, Partner of SeaView Capital, a private equity
                                            firm; from 1998 to 1999, partner of Bay View Equity
                                            Partners, a private equity firm; from 1994 to 1998,
                                            Vice President for Business and Finance and Chief
                                            Financial and Administrative Officer, University of
                                            Rhode Island.


           Name (Age)            Year First
        (Board Committee         Elected a     Principal Occupation During Last Five Years and
          Membership)             Director  Directorships in Public Reporting and Other Companies
          -----------            ---------- -----------------------------------------------------

  Terms Expiring in 2004
 Henry D. Sharpe, III (47)          1992    May 2001 to present, Director, Gamete Technology,
   (Audit, Corporate Governance)            Inc. a start-up cryopreservation business; Co-founder
                                            and Technical Director, Design Lab, LCC,
                                            Providence, RI, a multi-disciplinary product design
                                            firm specializing in research and design of new
                                            products, re-design of existing products, and
                                            engineering management services; and Partner,
                                            Kondon & Associates LLC, a start-up incubator.

 Howard K. Fuguet (64)              1990    Partner of the law firm of Ropes & Gray, Boston,
   (Audit, Corporate Governance)            MA.

 J. Robert Held (63)                1996    Currently a consultant to the computer industry; from
   (Compensation and Nominating)            1988 to 1995 President, Chief Executive Officer, and
                                            a Director of Chipcom Corporation, Southborough,
                                            MA, a computer communications company;
                                            Director, e-studio, a web casting business; and
                                            Director, ESI, a software company.

   Mr. Sharpe III is the son of Henry D. Sharpe, Jr., a former chairman of the Board of Directors. Russell A. Boss, a Director of the Company whose term expires this year, has declined to stand for re-election and is retiring from the Board of Directors.

                              GENERAL INFORMATION
                      RELATING TO THE BOARD OF DIRECTORS

Organization and Meetings

   The Board of Directors, which held three regular meetings and nine special meetings in 2001, maintains a standing Executive Committee, composed of Messrs. Kermes, Nelson, Boss and Donnelly, which has substantially all of the powers and authority of the Board of Directors when the full Board is not in session. The Executive Committee did not meet in 2001. The Board of Directors also maintains standing committees on audit ("Audit Committee"), corporate governance ("Corporate Governance Committee"), and compensation and board membership nominations ("Compensation and Nominating Committee"), each of which is composed exclusively of non-employee Directors. Each of the Directors participated in 75% or more of the aggregate number of meetings of the Board and of the committees on which he is a member.

Audit Committee

   The Audit Committee, whose members since July 19, 2001 have been Messrs. Kermes, Chairman, Sharpe III, Fuguet, and Nelson recommends to the Board of Directors, for approval by the stockholders, the appointment of a firm of independent certified public accountants to audit the Company's financial statements. The Audit Committee also meets with the independent accountants and the Company's Chief Financial Officer to review the scope and results of the audit, the scope of audit and non-audit services, the range of audit and non-audit fees, any proposed changes in accounting policies, practices, or procedures, including those relating to the Company's internal controls, and the Company's financial statements to be included in the Company's Annual Report on Form 10-K and other related matters. The Board of Directors has adopted a written charter for the

Committee, which was attached to the Company's June 2001 Proxy Statement. The Audit Committee met three times in 2001. See "Audit Committee Report" below in this Proxy.

Corporate Governance Committee

   The Corporate Governance Committee, whose members are Messrs. Nelson, Chairman, Fuguet, Sharpe III, and Levien, considers matters concerning the composition and performance of the Board and its relationship to management and other corporate governance matters, including those relating to the existence of the Company as an independent company or which otherwise might affect the control of the Company. The Corporate Governance Committee did not meet in 2001.

Compensation and Nominating Committee

   The Compensation and Nominating Committee, whose members are Messrs. Held, Chairman, Boss, Levien, and Donnelly, performs a periodic review of salaries and compensation/benefit plans for the Executive Officers and other key management personnel of the Company. The Committee also administered prior to April 27, 2001, the Amended Profit Incentive Plan, the 1989 and 1999 Equity Incentive Plans, the Key Employees' Long-Term Deferred Cash Incentive Plan, the Supplemental Executive Retirement Plan, and the Senior Executive Supplemental Umbrella Retirement Pension Plan and subsequent to April 27, 2001, administered the 1999 Equity Incentive Plan and the Amended Profit Incentive Plan. In addition the Committee recommends to the Board of Directors nominees who are proposed for election as directors. The Committee will consider nominees recommended by stockholders if the nominations are submitted to the Committee in accordance with the procedures described in the Company's By-Laws. The Compensation and Nominating Committee met twice in 2001. See "Compensation and Nominating Committee Report" below in this Proxy.

Director Compensation

   As compensation for services rendered for the first quarter of year 2001, the Company (then named "Brown & Sharpe Manufacturing Company") paid each non-employee Director a retainer of $3,750, a fee of $1,000 for each Board meeting attended, a fee of $500 for each teleconference meeting which lasted more than one-half hour in duration, and a fee of $1,000 for each Committee meeting attended. Directors who are Chairpersons of Committees also received an additional $750 in their retainer fee. As compensation for services for the last three quarters of year 2001 and for the year 2002, the Board of Directors voted on April 19, 2002 to issue a retainer of 10,000 restricted shares of the Company's Class A Stock, except that the Board of Directors voted to issue Mr. Boss 5,715 restricted shares of Class A Stock because his term in office expires on June 7, 2002. No additional retainer was paid to Directors who are Chairpersons of a Committee. Pursuant to a vote of the Board of Directors on April 19, 2002, for services after March 31, 2001, each Director will receive a fee of $750 for each Board meeting attended and $500 for each Committee meeting attended as well as a fee of $375 for each teleconference Board meeting, and $250 for each teleconference Committee meeting, which lasted more than one-half hour in duration. As of April 24, 2002, an aggregate of 75,715 restricted shares of Class A Stock had been issued to Directors as compensation for such retained services through 2002.

   The law firm of Ropes & Gray, Boston, Massachusetts, of which Mr. Fuguet is a partner, has provided legal services to the Company since 1957.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

I.  Security Ownership of Certain Beneficial Owners

   Set forth below, as of March 12, 2002 are the persons or groups known to the Company who beneficially own, under the applicable rules and regulations of the Securities and Exchange Commission, more than 5% of any class of the Company's voting securities.

                                                         Amount and Nature
                                                      of Beneficial Ownership
                                                      -----------------------           Percent of
          Name and Address            Title of Class                          Percent    Combined
         of Beneficial Owner          of Common Stock   Direct       Indirect of Class Voting Power
         -------------------          ---------------   -------      -------- -------- ------------
Option Opportunities Co.(1)               Class A     152,895           --       5.4        4.4
  225 W. Washington Street, 3rd Floor     Class B          --           --
  Chicago, IL 60606

Ingalls & Snyder LLC(2)                   Class A     371,700           --      13.0       10.6
  61 Broadway                             Class B          --           --
  New York, NY 10006

Dimensional Fund Advisors Inc.(3)         Class A     212,454           --       7.4        6.1
  1299 Ocean Avenue                       Class B          --           --
  11th Floor
  Santa Monica, CA 90401

Morningside Value Investors LLC(4)        Class A     168,260           --       5.9        4.8
  153 East 53rd Street                    Class B          --           --
  New York, NY 10022

Paul D. Sonkin, Managing Member of        Class A     170,260           --       6.0        4.9
  Morningside Value Investors LLC(4)      Class B          --           --
  153 East 53rd Street
  New York, NY 10022

Gabelli Asset Management Inc.(5)          Class A     340,060           --      11.9        9.7
  One Corporate Center                    Class B          --           --
  Rye, NY 10580-1434

Schroder Investment Management(6)         Class A          --           --
  International Ltd.                      Class B       5,666           --       8.9        1.6
  31 Gresham Street
  London EC2V 7QA, United Kingdom

Henry D. Sharpe, III(7)                   Class A      31,826           --       1.1          *
  471 Carpenter Lane                      Class B      10,608           --      16.8        3.0
  Saunderstown, RI 02874

--------
(1) Options Opportunities Co., a registered broker, has sole voting and dispositive power and is deemed to have beneficial ownership of the reported shares.
(2) Ingalls & Snyder LLC ("I&G"), a registered broker, has sole voting and dispositive power over 3,400 of the shares reported and shares dispositive power over 368,300 of the shares reported. I&G is deemed to have beneficial ownership over the aggregate of 371,700 shares reported.
(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, has voting and dispositive control over and is deemed to have beneficial ownership of the reported shares, all of which shares are held in portfolios of various registered investment companies and trusts, all of which Dimensional Fund Advisors Inc. serves as investment manager or advisor. Dimensional disclaims beneficial ownership of all such shares.
(4) Morningside Value Investors LLC ("Morningside"), a Delaware limited liability company, acts as an investment manager to The Hummingbird Value Fund ("Hummingbird"), which holds an aggregate of 168,260 shares of Class A Stock, and over which Morningside has sole voting and dispositive power. Paul D. Sonkin is managing member of Morningside, managing member of Morningside Capital LLC, a

   Delaware limited liability company, and managing member of Hummingbird. In his capacity as managing member of Morningside, Mr. Sonkin directly exercises voting and dispositive control over the shares reported by Morningside and, as managing member and control person of Morningside, may be deemed the beneficial owner of such shares. Morningside disclaims any beneficial ownership of the shares reported. Additionally Mr. Sonkin is the beneficial owner of 2,000 shares held individually by him and therefore may be deemed to be the beneficial owner of 170,260 shares of Class A Stock. Mr. Sonkin disclaims any beneficial ownership of any shares not individually held by him.
(5) Gabelli Asset Management, Inc. ("GAMI"), is the parent company of the following companies, which in the aggregate own 340,060 shares of Class A
    Stock: Gabelli Funds, LLC, a registered investment advisor, which holds 80,600 shares; and GAMCO Investors, Inc., a registered investment advisor, which holds 160,600 shares. Gabelli Associates Limited, a British Virgin Islands corporation, which holds 98,860 shares, is managed by Gabelli Securities, Inc., a majority owned subsidiary of GAMI. Each company has sole voting and dispositive control over and is deemed to have beneficial ownership of the reported shares.
(6) Schroder Investment Management International Ltd., an investment advisor, has sole voting and dispositive power and is deemed to have beneficial ownership of the reported shares.
(7) Various members of the family of Henry D. Sharpe, Jr. (father of Henry D. Sharpe, III) beneficially own an aggregate of 127,137 shares of common stock of the Company comprised of 95,353 shares of Class A Stock and 31,784 shares of Class B Stock of the Company. These holdings amount in the aggregate to 3.3% and 49.7%, respectively, of each class of stock and represent collectively 11.83% of the combined voting power of the Class A Stock and Class B Stock. These shares are comprised of (a) 31,827 shares of Class A Stock and 10,608 shares of Class B Stock beneficially owned by Henry Sharpe, III; (b) 31,743 shares of Class A Stock and 10,580 shares of Class B Stock held by the Douglas Boyd Sharpe Trust; (c) 31,755 shares of Class A Stock and 10,584 shares of Class B Stock held by the Sarah Sharpe Trust; (d) 2 shares of Class A Stock and 2 shares of Class B Stock held in the Henry D. Sharpe, Jr. Revocable Trust; (e) 2 shares of Class A Stock and 2 shares of Class B Stock held in the Peggy Sharpe Revocable Trust; and (f) 24 shares of Class A Stock and 8 shares of Class B Stock held by the Sharpe Family Foundation, a charitable foundation, held by Northern Trust Company, for which Mr. Sharpe, Jr. is Trustee and has voting power. The shares held by the various individual family members or, in some cases, within the various family trusts relating to a single family member are owned by the respective individual family members or in trusts as to which each such individual family member has sole voting power and dispositive power. The table does not include the 10,000 restricted shares of Class A Stock voted to be issued to Mr. Sharpe III on April 19, 2002. (See "Director Compensation" above.)

*  Less than one percent (1%)

II.  Security Ownership of Management

   The following table and accompanying footnotes set forth certain information about the beneficial ownership of the Company's Class A Stock and Class B Stock as of March 12, 2002 by the Directors, the Executive Officers named in the Summary Compensation Table, and by all Directors and Executive Officers as a group.

                                                      Amount and Nature
                                                   of Beneficial Ownership
                                                   -----------------------           Percent of
        Name and Address           Title of Class                          Percent    Combined
       of Beneficial Owner         of Common Stock   Direct       Indirect of Class Voting Power
       -------------------         ---------------   -------      -------- -------- ------------
Henry D. Sharpe, III(1)(2)             Class A      31,826           --       1.1         *
                                       Class B      10,608           --      16.6       3.0

John M. Nelson(2)                      Class A      30,800           --       1.1         *
                                       Class B          --           --

Howard K. Fuguet(2)                    Class A       1,000           --         *         *
                                       Class B          --           --

Russell A. Boss(3)                     Class A       2,400           --         *         *
                                       Class B          --           --

J. Robert Held(2)                      Class A       1,800           --         *         *
                                       Class B          --           --

Roger E. Levien(2)                     Class A       1,200           --         *         *
                                       Class B          --           --

Richard A. Donnelly(2)                 Class A          --           --
                                       Class B          --           --

Kenneth N. Kermes(2)                   Class A      30,000           --       1.1         *
                                       Class B          --           --

Andrew C. Genor(4)                     Class A      14,343           --         *         *
                                       Class B          --           --

Edward D. DiLuigi(5)                   Class A         287           --         *         *
                                       Class B          --           --

Philip James(6)                        Class A       1,000           --         *         *
                                       Class A          --           --

Christopher J. Garcia(7)               Class A         365           --         *         *
                                       Class B          --           --
All Directors and Executive
  Officers (as a Group 12 persons)     Class A     115,021           __       4.0       3.2
                                       Class B      10,608           --      16.6       3.0

--------
*  Less than one percent (1%)
(1) See Note 7 to I. Security Ownership of Certain Beneficial Owners.
(2) Does not include 10,000 restricted shares of Class A Stock voted to be issued April 19, 2002. (See "Director Compensation" above.)
(3) Does not include 5,715 restricted shares of Class A Stock voted to be issued on April 19, 2002. (See "Director Compensation" above.)
(4) Includes 1,343 shares of Class A Stock held by Mr. Genor in the BNS Co. Savings and Retirement Plan.
(5) Mr. DiLuigi's employment with the Company was terminated on May 31, 2001.
(6) Mr. James' employment with the Company was terminated on May 31, 2001.
(7) Mr. Garcia resigned on January 17, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based solely on a review of Forms 3, 4 and 5 furnished to the Company since January 1, 2001, the Company believes that all officers and directors other than John M. Nelson and Henry Sharpe, III, required to file Forms 3, 4 and 5 have not failed to file on a timely basis. Mr. Nelson failed to file his Form 4 with respect to his sale of 1,340 shares on August 10, 2001 and with respect to his purchase of 10,000 shares on September 24, 2001 and 10,000 shares on October 5, 2001. These transactions were all covered in a Form 5 which was dated January 16, 2002 and filed with the Securities and Exchange Commission. The Form 5 also stated "The undersigned director sold and purchased, within the meaning of Section 16(b) under the Securities Exchange Act of 1934, a total of 1,340 shares within six months, constituting a violation of Section 16(b) of the Securities Exchange Act of 1934 and has consequently paid to the Company the 16(b) "profits" in the amount of $2,144." Mr. Sharpe III failed to file a Form 4 in 2000 regarding 27,728 shares gifted to him. Mr. Sharpe filed a Form 5 with the Securities and Exchange Commission on February 11, 2002 covering this gift.

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors (See "Audit Committee" above in this Proxy) has furnished the following report on its activities:

   The Audit Committee is composed of four Directors, three of whom (Messrs. Nelson, Sharpe III, and Fuguet) meet the independence and experience requirements of the New York Stock Exchange on which the Company's Class A Stock was listed during year 2001. (The Company's Class A Stock is now listed on the Boston Stock Exchange and is also traded on the OTC Bulletin Board.) Prior to July 19, 2001, the members of the Audit Committee were Messrs. Sharpe III, Chairman, Fuguet, Nelson, Held and Levien. Mr. Fuguet is a partner of the law firm of Ropes & Gray, Boston, Massachusetts, which has provided legal services to the Company since 1957. As permitted by New York Stock Exchange Listed Company Rules on Audit Committees, the Board of Directors has determined that the relationship of Mr. Fuguet's firm to the Company does not interfere with Mr. Fuguet's exercise of independent judgment, and in making such decision, the Board of Directors considered the materiality of the relationship to the Company, to Mr. Fuguet and to Mr. Fuguet's law firm.

   Mr. Kermes is not considered an independent director under the New York Stock Exchange Listed Company Rules on Audit Committees because he served as the President and Chief Executive Officer of the Company from May 1, 2000 to May 1, 2001. As permitted by the New Stock Exchange Listed Company Rules on Audit Committees, the Board of Directors has determined that membership of Mr. Kermes is required by the best interests of the Company and its shareholders. In making this determination, the Board of Directors considered Mr. Kermes' professional background, including his experience as Chief Financial and Administrative Officer of the University of Rhode Island, as Executive Vice President, Corporate Finance for SmithKline Beecham PLC, and as a partner in two private equity firms.

   The Committee acts under a written charter, adopted by the Board of Directors.

   Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Audit Committee oversees the Company's financial reporting process and internal controls on behalf of the Board of Directors. In this regard, it helps to ensure the independence of the Company's auditors, the integrity of management and the adequacy of disclosure to shareholders. Representatives of the independent auditors and financial management and consultants and other management personnel have unrestricted access to the Committee.

   The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives.

   The Committee reviewed the audited financial statements in the Annual Report on Form 10-K for 2001 with management and the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements, the quality, not just the acceptability, of the Company's accounting principles, and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition the Committee discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by Independence Standards Board and considered the possible effect of non-audit services on the auditors' independence.

   The Committee received the following information concerning the fees of the independent auditors for the year ended December 31, 2001, and have considered whether the provision of these services is compatible with maintaining the independence of the independent auditors:

        Audit Fees (including review of Form 10-Qs)............ $153,000

        Financial Information Systems Designated Implementation $      0

        All Other Fees......................................... $ 22,900

   The Committee discussed with the Company's independent auditors the overall scope and plans for their audits and met with the auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting and reviewed significant legal contingencies and developments. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee also reviewed the Company's compliance program. Three Committee meetings were held during the year 2001.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission. The Committee also recommended to the Board of Directors, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for the year 2002.

                                        Kenneth N. Kermes, Chairman
                                        Howard K. Fuguet
                                        John M. Nelson
                                        Henry D. Sharpe, III

                 COMPENSATION AND NOMINATING COMMITTEE REPORT

   The Compensation and Nominating Committee of the Board of Directors (the "Committee") presents its report on executive compensation for the year 2001.

The Committee

   The Committee, which is composed of outside Directors who have no interlocking relationships within the meaning of regulations of the Securities and Exchange Commission, is responsible for reviewing the Company's overall executive compensation program, reviewing the compensation of the Executive Officers, and administering the cash bonus, deferred cash award, and stock based incentive plans and certain retirement plans to ensure that pay levels, incentive opportunities, and projected retirement benefits are competitive and, of equal importance, appropriately reflect the performance of the Company. The components of the compensation program for executives are described below.

Compensation Philosophy

   The Committee's guidelines for compensation decisions were guided by the following principles:

   . To provide a competitive total compensation package that enables the Company to attract and retain the key executive talent needed to accomplish its corporate goals.

   . To integrate compensation programs with the Company's annual and long-term business objectives and strategy in order to focus executive behavior on the fulfillment of those objectives.

   . To provide variable compensation opportunities that are directly linked with the performance of the Company and that significantly align executive remuneration with the interests of the stockholders.

   In addition, the Committee also considers, in implementing its decisions, the impact of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), which in certain circumstances disallows annual compensation deductions in excess of $1,000,000. This disallowance provision does not apply to performance-based compensation, commissions, and certain other payments or forms of compensation. The Committee has determined that the Corporation's incentive awards that will be subject to Section 162(m) should be made, to the extent practicable, on a basis that ensures that the Corporation will be entitled to full deductibility under Section 162(m). The Committee has recognized that payments under the 1999 Change-in-Control Agreements with various executives are subject to Section 280G of the Code and, to the extent therein provided, not deductible to the Company.

   However, the number of executives, types of objectives for the executives and nature of the business of the Company with which the Committee was concerned in 2001 may be divided into two parts, the first relating to compensation matters prior to the sale of substantially all the assets of the Company (then named "Brown & Sharpe Manufacturing Company") in the sale of its Metrology Business to Hexagon AB on April 27, 2001 and the second relating to compensation matters for the much smaller and much different software development type of business of the Company (name changed to "BNS Co.") thereafter.

Compensation Program

   Base Salary. The factors considered in determining the appropriate base salary are level of responsibility, prior experience and accomplishments, and the relative importance of the job in terms of achieving corporate objectives and general salary ranges for comparable positions at similar size companies or divisions within the industry. Each Executive Officer's salary is reviewed annually. Adjustments may be recommended based upon individual performance, inflationary and competitive factors, and overall results. Base salary for the Executive

Officers named in the Summary Compensation Table prior to May 31, 2001 had been set by the Committee at its meeting on December 8, 2000 and, other than with respect to Mr. Garcia, did not in general represent an increase over 2000 levels. Base salaries for the two Executive Officers remaining in BNS Co. after May 31, 2001 were kept at the same level.

   Annual Incentive Compensation. Under the Company's Amended Profit Incentive Plan ("PIP"), executives are eligible to receive a planned annual cash bonus of up to a specified percentage (generally 30% to 40% for executives) of base salary. At the beginning of each fiscal year, the Committee establishes for each executive a planned bonus opportunity, which is comprised of separate bonus categories tied to the satisfaction of a specified, largely quantitative formula of corporation goals (e.g., net income, cash flow, and achievement of specific objectives). Actual bonuses paid may be above or below the target amount planned depending on achievement of objectives but may not exceed 200% of the planned bonus. Bonuses under the PIP for performance in 2000 (when the Company was still conducting its Metrology Business) were made to a total of approximately 100 management executives, and were paid prior to April 27, 2001, including to the Executive Officers set forth in the Compensation Table. Bonuses for certain Executive Officers under the PIP for 1999 performance had been deferred in 2000, to be paid only upon completion of a transaction that dealt satisfactorily with the Company's default situation with its principal lenders and its indebtedness/liquidity problem. These deferred bonuses for 1999 performance were earned upon the signing of the Acquisition Agreement dated November 16, 2000 with Hexagon (which closed in April 2001) and were paid as set forth in the Summary Compensation Table.

   No Bonus awards and no payments under the PIP were made for 2001 performance. In order to address short term incentives for 2002, the Committee has approved the development of a 2002 Cash Bonus Plan for employees of its Xygent software development subsidiary (in which Hexagon has a minority interest), which has also been approved by the Xygent Board.

Long-Term Incentive Awards

   Stock Options. Stock options, restricted stock, and other stock-based awards may be granted under the Corporation's 1999 Equity Incentive Plan (which was approved by the stockholders on April 30, 1999 and which is proposed to be amended to add 300,000 additional shares at the 2002 Annual Meeting). This Plan provides incentive to executives and other employees and other persons who are in a position to contribute to the success of the Company, including members of the Board of Directors of the Company, by giving them a strong economic interest in maximizing stock price appreciation, thereby better aligning their interests with the Corporation's stockholders. Accordingly, when options are granted in 2002 on Company stock under the Plan and/or on Xygent stock under the 2002 Xygent Equity Incentive Plan, adopted by the Board of Directors of Xygent, to Xygent employees, total employee compensation will be significantly dependent upon stock performance of the Company and its controlled software development subsidiary Xygent. No options or other stock awards were made in 2001, and no options were outstanding at December 31, 2001, as all outstanding options under the 1989 and 1999 Equity Incentive Plans were exercised following the sale to Hexagon on April 27, 2001 or else lapsed thereafter. (Option exercises by Executive Officers in 2001 are shown in the Compensation Table.)

   Long-Term Deferred Cash Incentive Plan, Supplemental Executive Retirement Plan and Senior Executive Supplemental Umbrella Pension Plan. This component of executive compensation pre-April 27, 2001 consisted of awards made in years prior to 2001 under the Key Employees' Long-Term Deferred Cash Incentive Plan (the "LTDCIP"), the Supplemental Executive Retirement Plan ("SERP") and Senior Executive Supplemental Umbrella Pension Plan (the "Umbrella SERP"). Payments were made to five officers under the LTDCIP, four officers under the SERP and three officers under the Umbrella SERP following the acceleration of awards upon the sale to Hexagon on April 27, 2001, including to the Executive Officers as set forth in the Summary Compensation Table. The LTDCIP, SERP and the Umbrella SERP have all been terminated.

   Change-in-Control Agreements. In 1999, the Company entered into Change-in-Control Agreements ("CIC Agreements") with the senior officers of the Company, which provide for certain payments and benefits to the officer in the event of the termination of the officer's employment with the Company in certain circumstances following a change in control of the Company. Such payments and benefits were provided to various officers, including to certain named Executive Officers listed in the Compensation Table, following the sale to Hexagon.

Compensation of Chief Executive Officer

   Mr. Kermes, first elected a Director at the 2000 Annual Meeting, became an employee and Chief Executive Officer on May 1, 2000. Mr. Kermes participated in the Company's standard employee benefit plans while employed as President and Chief Executive Officer but did not participate in the PIP, LTDCIP, SERP, or Umbrella SERP plans or CIC Agreements. His base annual salary was set by the Committee in 2000 at $125,000 and remained at that annual level until his resignation, after the closing of the sale to Hexagon on May 1, 2001, when he became Chairman of the Board. In May 2001, he exercised options awarded to him by the Committee in May 2000 at an exercise price of $9.375 per share, the fair market value at the date of grant. No options were granted to Mr. Kermes in 2001.

   Andrew C. Genor became President and Chief Executive Officer, in addition to continuing as Chief Financial Officer, on May 1, 2001 at the first Board meeting following the sale of assets to Hexagon. Mr. Genor's base salary continued at the 2000 level of $243,000. In 2001, he received payments, pursuant to awards in earlier years, under the LTDCIP, Umbrella SERP, and SERP and exercised options following the sale to Hexagon, all as set forth in the Summary Compensation Table.

   As previously disclosed by the Company, and as also set forth under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its Annual Report on Form 10-K, negotiations are underway to finalize an employment agreement for Mr. Genor, which will take into account his CIC Agreement, with respect to which a change in control had occurred upon the sale of assets to Hexagon on April 27, 2001, and his current duties and responsibilities as President and CEO of BNS Co. and since January 2002 as President and CEO of its controlled subsidiary, Xygent Inc. See "Employment, Severance, and Other Agreements."

                                        John Robert Held, Chairman
                                        Russell A. Boss
                                        Richard M. Donnelly
                                        Roger E. Levien

                            STOCK PERFORMANCE GRAPH

   The following graph sets forth information comparing the cumulative total return to holders of the Company's Class A Stock over the Company's last five fiscal years beginning at the market close on the last trading day before the beginning of the Company's fifth preceding fiscal year (the "Measuring Period") with (1) the cumulative total return of the Standard & Poor's 500 Stock Index, and (2) the cumulative total return of the Standard & Poor's Machinery (Diversified) index. The graph assumes $100 invested in December 31, 1996 in Company Class A common stock and $100 invested at the same time in each of the S&P indexes shown and assumes that all dividends are reinvested.



                                          [CHART]

                         12/96     12/97     12/98     12/99     12/00     12/01
                         -----     -----     -----     -----     -----     -----
      BNS CO.           100.00     72.32     57.14     15.18     34.82     10.52
      S&P 500           100.00    133.36    171.47    207.56    188.66    166.24
      S&P MACHINERY     100.00    132.28    110.09    130.16    124.87    129.08
       (DIVERSIFIED)









   Trading of the Company's Class A Stock on the New York Stock Exchange ceased on Friday, February 8, 2002. Since Monday, February 11, 2002, the Company's Class A Stock has been traded on the OTC Bulletin Board as well as on the Boston Stock Exchange. Prior to the sale of the Company's Metrology Business to Hexagon on April 27, 2001, the Company was engaged in the Metrology Business in the design, manufacture and sale of precision measuring tools and instruments and manual and computer controlled measuring machines. Since the sale to Hexagon, the Company through its Xygent subsidiary has been engaged in the business of developing measuring software. Accordingly, future comparative indexes may differ from the indexes used in the graph above.

                            EXECUTIVE COMPENSATION

   The following table sets forth the annual and long-term compensation during each of the Company's last three fiscal years of Kenneth N. Kermes, who served as President and Chief Executive Officer from May 1, 2000 through May 1, 2001; Andrew C. Genor, who succeeded Mr. Kermes as the Company's President and Chief Executive Officer on May 1, 2001; Christopher J. Garcia, who served as Vice President, Software Product Development and President and Chief Executive Officer of Xygent Inc., a controlled subsidiary of the Company, through January 17, 2002, the date of his resignation; and Edward D. DiLuigi and Philip James, the two other highest-paid Executive Officers (as such term is defined under rules promulgated under the Securities Exchange Act of 1934) who would have been included as one of the Company's most highly compensated Executive Officers other than the Chief Executive Officer but for the fact that they were not serving as Executive Officers of the Company at the end of year 2001. Any compensation reported in one year is not reported as compensation for a subsequent year. In particular, any compensation accrued with respect to one year is not reported a second time in the year that such compensation is paid.

                          Summary Compensation Table

                                                                             Long-Term Compensation Awards
                                                                      --------------------------------------------
                                        Annual Compensation                  Awards                Pay-outs
                              --------------------------------------- --------------------- ----------------------
            (a)               (b)     (c)         (d)         (e)        (f)        (g)         (h)        (i)
                                                             Other    Restricted Securities
                                                             Annual     Stock    Underlying             All Other
          Name and                                          Compen-    Award(s)   Options/     LTIP      Compen-
     Principal Position       Year Salary ($) Bonus ($)(4) sation ($)   ($)(6)    SARs (#)  Payouts ($) sation ($)
     ------------------       ---- ---------- ------------ ---------- ---------- ---------- ----------- ----------
Kenneth N. Kermes(1)          2001   57,649          --          --       --           --           --         --
 Chairman of the Board        2000   81,730          --          --       --       30,000           --      1,153
 of Directors                 1999       --          --          --       --           --           --         --
Andrew C. Genor(5)(7)(8)      2001  243,000          --          --       --           --    1,200,000  2,050,974
 President and Chief          2000  243,000     189,540          --       --           --           --     52,642
 Executive Officer            1999  242,307          --     139,111       --       13,000           --     38,122
Philip James(3)(7)(8)(9)      2001  121,380          --          --       --           --    1,560,588  2,299,656
 Former Group Vice            2000  265,200     232,713          --       --           --           --     70,709
 President, Measuring         1999  264,846          --          --       --       10,000           --     76,956
 Systems
Edward D. DiLuigi(6)(7)(8)(9) 2001  100,692          --          --       --           --    1,100,716  1,782,576
 Former Vice President,       2000  220,000     171,600          --       --           --           --     44,319
 Measuring Systems--          1999  219,307          --          --       --        5,000           --     49,476
 Americas
Christopher J. Garcia(2)(7)   2001  233,654          --          --       --           --           --     13,784
 Former Vice President,       2000  219,089     157,500          --       --           --           --     23,377
 Software Product             1999  186,300      25,188       4,880       --           --           --     25,617
 Development and
 President and Chief
 Executive, Xygent Inc.

--------
(1) Mr. Kermes was elected Chairman of the Board of Directors on May 1, 2001. Previously he had been President and Chief Executive Officer of the Company from May 1, 2000 through May 1, 2001. The amounts in Column (c) reflect salary for the partial year of employment in 2000 and 2001, and the amount in Column (i) reflects the Company contribution to Mr. Kermes' SARP account for 2000.
(2) Column (e) for Mr. Garcia for 1999 consists of an amount of $4,880 for reimbursement of moving expenses. Column (i) includes: for 1999 an amount of $13,096 for the value of the year-end Company contribution to the executive's SARP and Employee Stock Ownership and Profit Participation Plan ("ESOP") retirement account and for 2000 and 2001 amounts of $13,952 and $13,784, respectively, for the year-end contributions to the executive's SARP account; and for 1999 and 2000 amounts of $12,521, and $9,425, respectively, credited to the executive's Supplemental Executive Retirement Plan ("SERP") account. (See "Retirement Plans".) As a result of the change in control of the Company, Mr. Garcia received a payment of $34,742 under the SERP, which amount is not included in Column (i) because such amount was credited to Mr. Garcia's account in a prior year. The SERP and ESOP are no longer in effect. Mr. Garcia resigned from the Company on January 17, 2002.
(3) Column (i) includes for Mr. James: for 1999 an amount of $15,496 for the value of the year-end Company contribution to the executive's SARP and ESOP retirement account and for 2000 an amount of $16,577 for the year-end contribution to the executive's SARP account. Column (i) also includes amounts of $24,452 and $17,124 credited to the executive's SERP account for 1999 and 2000, respectively; the amount referred to in Footnote 8 for those years; and payments in 2001 under Umbrella SERP Plan of $2,299,656, which was paid as the result of the change in control of the Company. As a result of the change in control of the Company, Mr. James received a payment of $52,962 under the SERP, which amount is not included in Column (i) because such amount was credited to Mr. James' account for a prior year. Mr. James' employment with the Company was terminated on May 31, 2001 following the sale to Hexagon.
(4) For 1999 Messrs. Garcia, James, Genor, and DiLuigi met the cash flow performance criteria objectives (but not the net income criteria) for 1999 under the Amended Profit Incentive Plan ("PIP") and were entitled to partial bonuses in the amounts of $25,188; $53,703; $43,740 and $39,600, respectively. The Board of Directors determined that such amounts for Messrs. James, Genor, and DiLuigi would be earned and paid when the Company completed a financing transaction that dealt satisfactorily with the Company's prior default situation with its principal lenders and its indebtedness/liquidity problem. These amounts were earned upon execution of the Acquisition Agreement for the sale of the Metrology Business to Hexagon on November 16, 2000 (which sale was completed on April 27, 2001). The amounts in Column (d) for Messrs. James, Genor, and DiLuigi for 2000 represent cash bonus payments to such executives earned for performance in 2000 under the Company's PIP and earning of the foregoing 1999 PIP awards. The amounts in Column (d) for Mr. Garcia for 1999 and 2000 represent his cash bonus in respect of performance for those years. The Board of Directors did not approve any PIP payments for performance in 2001.
(5) Column (e) includes for Mr. Genor: for 1999 amounts of $72,388 for reimbursement of moving expenses and $66,723 for offsetting additional income taxes incurred by the moving expense reimbursement. Column (i) includes: for 1999 an amount of $15,482 for the value of the year-end Company contribution to the executive's SARP and ESOP retirement account and for 2000 and 2001 amounts of $16,577 and $13,784, respectively, for the year-end contributions to the executives SARP account and the amounts referred to in Footnote 8. During 1999, the Company also loaned Mr. Genor $400,000 at the applicable federal rate in connection with his relocation home purchase, which principal amount and interest was repaid prior to year-end. Column (i) also includes amounts of $13,425 credited to the executive's SERP account for 2000; a payment in 2001 of $1,937,503 under the Umbrella SERP which was paid as the result of the change in control of the Company; and a $95,487 payment triggered by a change in control of the Company. As a result of the change in control of the Company, Mr. Genor received a payment of $13,760 under the SERP, which amount is not included in Column (i) because such amount was credited to Mr. Genor's account in a prior year. Mr. Genor became President and Chief Executive Officer of the Company on May 1, 2001. He was the Vice President and Chief Financial Officer since 1998.
(6) Column (i) includes for Mr. DiLuigi for 1999 an amount of $15,496 for the value of the year-end Company contribution to the executive's SARP and ESOP retirement account and for 2000 an amount of $16,577 for the year-end contribution to the executive's SARP account and amounts of $16,542 and $10,304 credited to the executive's SERP account, respectively, for 1999 and 2000; payment in 2001 under the Umbrella SERP Plan of $1,782,576, which was paid as the result of the change in control of the Company; and the amount referred to in Footnote 8. As a result of the change in control of the Company, Mr. DiLuigi received a payment of $37,282 under the SERP, which amount is not included in Column (i) because such amount was previously credited to Mr. DiLuigi's account. Mr. DiLuigi's employment with the Company was terminated on May 31, 2001 following the sale to Hexagon.
(7) On February 23, 1996, the Board of Directors approved the Brown & Sharpe
    Key Employees' Long-Term Deferred Cash Incentive Plan ("LTDCIP"). No award credits under the LTDCIP were earned by any of the named Executive Officers for 1999, 2000 or 2001. In 2001, Messrs. DiLuigi, Garcia, Genor, and James received payments in the amounts of $45,922; $49,762; $4,246 and $76,443, respectively, based on the award credits which had been accrued in previous years and were paid in connection with the change in control of the Company. These payments are not included in Column (i).
(8) Column (i) includes for 2000 and for 1999 amounts of $37,008; $22,640 and $17,438 for Messrs. James, Genor, and DiLuigi, respectively, for payment of insurance premiums by the Company for split-dollar term life insurance for the benefit of the named Executive Officers who do not have any interest in either the cash surrender value of such policies or refunded premiums in the event of termination of such policy. The insurance policies for Messrs. James and DiLuigi were subsequently cancelled and a refund of $8,703 on the surrender of these policies was issued to the Company. The policy for Mr. Genor was renewed and Column (i) includes for Mr. Genor for 2001 the premium of $4,200 paid for that renewal.
(9) Column (h) includes payments under Mr. James' and Mr. DiLuigi's respective 1999 Change-in-Control Agreements, which payments were triggered as the result of the sale to Hexagon. Column (h) also an amount of $1.2 million accrued for Mr. Genor with respect to his Change-in-Control Agreement. See "Employment, Severance, and Other Agreements: Change-in-Control Agreements".

Stock Option/SAR Grants

   Under provisions of the Company's 1989 Equity Incentive Plan, which Plan terminated on February 24, 1999, with no further awards being able to be made after such date, and the 1999 Equity Incentive Plan, which was approved by the stockholders on April 30, 1999 (together the "EIP"), a variety of stock and stock-based awards, performance cash awards and related benefits, including stock options, both qualified incentive and non-qualified options, and stock appreciation rights ("SARs"), may be awarded to Executive Officers, other key employees of the Company and its subsidiaries, and Directors. No SARs or options were awarded to any person under the EIP in 2001.

Aggregated Option Exercises and Fiscal Year-End Values

   The following table summarizes the number of options held, the number of options exercised during 2001 (adjusted for the one-for-five reverse stock split), and the value of unexercised options held by the named Executive Officers (no SARs were ever granted) at fiscal year-end 2001:

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        (a)               (b)          (c)               (d)                   (e)
                                                 Number of Securities  Value of Unexercised
                                                Underlying Unexercised     In-the-Money
                                                   Options/SARs at       Options/SARs at
                                                 Fiscal Year-End (#)   Fiscal Year-End ($)
                         Shares                 ---------------------- --------------------
                      Acquired on     Value        Exercisable (E)/      Exercisable (E)/
        Name          Exercise (#) Realized ($)   Unexercisable (U)     Unexercisable (U)
        ----          ------------ ------------ ---------------------- --------------------
                                                   (E)          (U)       (E)        (U)
Kenneth N. Kermes        30,000      $407,250   --           --        --          --
Andrew C. Genor          13,000      $143,975   --           --        --          --
Philip James             10,000      $110,750   --           --        --          --
Edward D. DiLuigi         5,000      $ 55,375   --           --        --          --
Christopher J. Garcia        --            --   --           --        --          --

Retirement Plans

   The retirement plans described below were terminated after payments made (or commenced to be made, where installment payments are called for) following the April 27, 2001 sale to Hexagon.

   Senior Executive Supplemental Umbrella Pension Plan. The Board of Directors of the Company in May of 1998 ratified action taken by the Compensation and Nominating Committee of the Board (the "Committee") on February 13, 1998, approving the Senior Executive Supplemental Umbrella Pension Plan (the
"Umbrella SERP"). The Umbrella SERP was designed to provide key senior executives selected by the Committee with retirement benefits which, together with the annuitized value of their benefits under the Company's Employee Stock Ownership and Profit Participation Plan ("ESOP"), Savings and Retirement Plan ("SARP") and Supplemental Executive Retirement Plan ("SERP"), plus Social Security benefits, would deliver an annuity equal to a percentage (determined by the Committee) of the Executive's final average pay (as defined). The portion of SARP benefits attributable to the Executive's own savings or deferrals (or matching contributions and credits) were disregarded in this computation. For purposes of determining any offset for ESOP and SARP benefits, the value of the Executive's accounts in those two plans was assumed to have grown from January 1, 1998 at a rate equal to the Merrill Lynch Government Master Treasury Bond Index (Ten Plus Years) rate as from time to time in effect.

   Final average pay under the Umbrella SERP was defined as the aggregate of the following amounts, in each case based on the highest three-year average for such amount determined over the ten-year period preceding the determination date: base salary, annual or special bonuses, employer contributions to SARP, Company matching contributions to the SARP, allocations of contributions under the ESOP, and retirement credits under the SERP. Full benefits were payable upon retirement at or after age 65 with at least five years of service or at or after age 60 with at least ten years of service. Reduced benefits were payable in the event of termination after age 55 with at least five years of service. Benefits were also payable upon a change in control, with credit given for any period of severance entitlement under a management change-in-control agreement with the Executive (whether or not the Executive's employment had been terminated) and without regard as to whether the Executive had five years of service. Initially benefits under the Umbrella SERP were payable as an annuity with survivor benefits to the Executive's spouse or in any of the following actuarially equivalent forms: a single life annuity, a 50% joint and survivor annuity, three equal annual installments or a single lump sum payment. In February 2000, the Board of Directors approved an amendment to the Plan modifying the payment distribution provisions including distributions with respect to participants whose employment with the Company had terminated prior to the effective amendment date as permitted by the Plan. The amendment eliminated the three annual installment and lump-sum payment options and provided, in addition to retaining the other options, that payment could be made in cash annually over a period of five years or such other period as permitted by the administrator of the Plan. The participating Executive could elect the form of payment subject to certain advance-election requirements specified in the Umbrella SERP. Messrs. James, Genor, and DiLuigi participated in the Umbrella SERP and received retirement benefits at the following percentages of 55%, 50%, and 50%, respectively, of their final average pay (as defined). Neither Mr. Kermes nor Mr. Garcia participated in the Umbrella SERP. Mr. Curtin retired on May 1, 2000 with an accrued vested benefit entitlement under such plan of $3,758,002, which is being paid to him in equal quarterly installments of $187,900, plus interest over a five-year period. As a result of the change in control of the Company with the sale of the Metrology Business to Hexagon on April 27, 2001, Messrs. Genor, James, and DiLuigi were paid their vested Umbrella SERP benefits in the amounts referenced in the Summary Compensation Table.

   Long-Term Deferred Cash Incentive Plan. The Umbrella SERP was adopted in 1998 in conjunction with 1998 amendments to the Long-Term Deferred Cash Incentive Plan ("LTDCIP") and the SERP and the adoption of an Executive Officer Stock Ownership Policy. That Policy required that senior executives of the Company designated by the Committee, and including all participants in the Umbrella SERP, own shares of stock of the Company (including shares deemed to be owned under certain circumstances) having a market value equal, at the date of calculation of accrued credits under the LTDCIP, to three times (for the CEO) and two times (for other executives) the amount of their base salary. Until such levels were achieved, the LTDCIP provided that any amounts annually credited to such executives under the LTDCIP should be notionally invested in shares of stock of the Company as specified in the LTDCIP. Following the change in control of the Company on April 27, 2001, the LTDCIP account balances of Messrs. Genor, James, Garcia and DiLuigi were paid in May of 2001 in the amounts referenced in the Summary Compensation Table.

   Supplemental Executive Retirement Plan. The Company maintained a non-qualified Supplemental Executive Retirement Plan ("SERP") designed to permit certain eligible employees to defer, on an elective basis, up to 50% of salary, as well as automatic deferral of elective contribution amounts that could have been saved under the Company's Savings and Retirement Plan but which were reduced because of applicable tax limitations. In addition, the SERP provided for Company credits designed to make up for Company contributions that would have been made to the Savings Plan or the ESOP but for such tax limitations. Participant accounts were maintained on the books of the Company on an unfunded basis, although the Plan permitted the establishment of a grantor trust or another funding medium to fund the future payment of benefits, and reflected deferrals and credits including interest earned from market-based investment alternatives available to Participants. Subject to such limitations as the Board of Directors could impose, Participants could elect from several options the manner in which their SERP accounts would be distributed, so long as the election was made prior to the period for which the deferrals or other Company credits were made. However, in the event of death or upon a change in control (as defined) of the Company, a Participant's entire interest under the SERP became immediately due and payable in a lump sum. Messrs. James, Genor, Garcia and DiLuigi but not Mr. Kermes participated in the SERP, and Company contributions made to their SERP accounts in 2000 are referenced in the respective footnotes to the Summary Compensation Table. As a result of the change in control of the Company occurring on April 27, 2001, the SERP account balances of Messrs. Genor, Garcia, James, and DiLuigi were paid in 2001 in the amounts referenced in the Summary Compensation Table.

Employment, Severance, and Other Agreements

   The Company entered into Employment Agreements on January 3, 2000 with Messrs. James and DiLuigi, which provided each executive with a two-year term of employment ending December 31, 2002 at their current annual base salaries, which were to be reviewed by the Board of Directors annually. The agreements also provided that upon termination by the Company of their employment without cause, prior to expiration of their terms of employment, the Company will pay them a severance amount of one year's annual base salary in monthly installments, subject to a one year non-compete covenant. Both Employment Agreements provide that upon the occurrence of a change in control of the Company, they are cancelled and terminated and superceded by the Change-in-Control Agreements referred to below.

   The Company entered into an Employment Agreement with Christopher Garcia on November 16, 1996, which was amended on February 16, 2000. Under that agreement, Mr. Garcia was entitled to an annual base salary up to $225,000 and standard officer level benefits. He was eligible to participate in the Company's Amended Profit Incentive Plan and for certain incentive bonuses based on the achievement of specified goals. The agreement also provided that all of his unvested options would vest in the event of a significant change in ownership of the Company. In the event he was terminated by the Company without cause, he was entitled to six months of base salary subject to certain non-competition obligations. Upon an occurrence of a change in control of the Company, the severance obligations under Mr. Garcia's employment agreement were superceded by the Change-in-Control Agreement referenced below.

   Change-in-Control Agreements.   The Company has a Change-in-Control ("CIC")
agreement, dated August 31, 1999, with Mr. Genor, which provides for certain payments and benefits to Mr. Genor only upon a termination of his employment by the Company without cause or termination by Mr. Genor for good reason (as defined), in the event either such termination occurs after a change in control in the Company (as defined). Under such agreement, Mr. Genor would be entitled to a severance payment of an amount equal to twice the sum of his base salary and specified bonus at the highest levels during the five-year period then preceding a change in control or termination, an additional severance payment equal to the annual levels in effect prior to the change in control (or termination), of the contributions, credits, and other benefits that Mr. Genor was receiving under the Company's various retirement and long-term incentive plans and the continuation for a two-year period of the Company's health and life insurance benefits at the levels in effect immediately prior to the change in control or termination. These payments and benefits will be reduced to the extent necessary to preserve their deductibility to the Company for federal income tax purposes and to avoid imposition of any "excess parachute payment" taxes under the Internal Revenue Code. Termination by Mr. Genor for good reason after a change in control includes a reduction by the Company in Mr. Genor's base salary or the Company's failure to continue the compensation, retirement, and benefit plans at the levels at which Mr. Genor was participating immediately prior to the change in control, the assignment of duties inconsistent with his status as a senior executive officer, or other adverse alteration in the nature or status of his responsibilities. The Company has certain arrangements with Mr. Genor, not yet finalized, relating to payments under his CIC Agreement as well as his compensation as Chief Executive Officer of the Company and, since January 2002, also as Chief Executive Officer of its controlled subsidiary Xygent. While all the details of these arrangement have not been finalized and a contract has not been agreed upon as of yet, certain provisions of the arrangement have been agreed upon which resulted in the Company recording a charge of $1.2 million in the third quarter of 2001.

   The Company had similar CIC agreements providing for the same level of benefits upon specified terminations of employment upon a change in control of the Company for Messrs. James, DiLuigi and Garcia, except that the severance amount in Mr. Garcia's agreement was equal to one times the sum of his base salary and bonus at the highest level during the five year period then preceding the change in control or termination. Following completion of the sale of the Metrology Business to Hexagon on April 27, 2001, the employment of Messrs. James and DiLuigi was terminated and each received payments in May of 2001, the amounts of which are referenced in the Summary Compensation Table above. Mr. Garcia resigned from the Company on January 17, 2002. Mr. Kermes did not have a CIC agreement.

                                    ITEM 2.

                     PROPOSAL TO ADOPT AN AMENDMENT TO THE
          1999 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE DELIVERED UNDER THE PLAN FROM
                              360,000 TO 660,000

   The Company has for many years utilized stock options and other stock-based awards as part of its overall management incentive compensation programs. On April 30, 1999, the Company's stockholders approved the 1999 Equity Incentive Plan (the "Plan"). The Plan permits the granting of a variety of stock and stock-based awards and related benefits including stock options, restricted and unrestricted stock, rights to receive cash or shares on a deferred basis or based on performance, rights to receive cash or shares with respect to increases in the value of the Common Stock, cash payments sufficient to offset the federal, state, and local ordinary income taxes of participants resulting from transactions under the Plan, and loans to participants in connection with awards, all as more fully described below. The eligibility criteria are intended to encompass the officers and other key employees of the Company and its subsidiaries as well as certain other key persons, including Directors of the Company and consultants who are in a position to make significant contributions to the success of the Company.

   The purpose of the Plan is to provide the Company with flexibility in designing and providing incentive compensation for key employees in order to attract and retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries, to reward employees for such contributions, and to encourage employees to take into account the long term interests of the Company through ownership of the Company's Common Stock. The Plan permits the award of Class A Stock or Class B Stock, and all references to Common Stock in the following description will refer to such Class A Stock or Class B Stock.

Proposed Amendment

   On April 19, 2002, the Board of Directors approved, subject to stockholder approval, an amendment to the Plan. The proposed amendment to the Plan would increase the number of shares reserved and available for issuance under the Plan from 360,000 to 660,000.

   Subject to adjustment for stock splits and similar events, the total number of shares of Common Stock that can be issued under the Plan is 360,000 shares. If Proposal 2 is approved, this will be increased to 660,000 shares. If any award under the Plan which requires exercise by the participant for delivery of Common Stock terminates without having been exercised in full, or if any award payable in Common Stock or cash is satisfied in cash rather than Common Stock, the number of shares of Common Stock as to which such award was not exercised or for which cash was substituted, shares of restricted stock that have been forfeited, shares held back in satisfaction of the exercise price of tax withholding requirement, will be available for future grants. The number of shares delivered under an award are determined net of any previously acquired shares that are tendered by the participant in payment of the award.

   At April 19, 2002, 235,355 shares had been issued under the Plan and there are no outstanding options, leaving a balance of 124,645 shares that may be the subject of future options grants or others awards under the Plan without giving effect to the proposed amendment. Also on that date, approximately 56 persons, including eight non-employee Directors, one executive officer, and one other elected officer of the Company were eligible to participate in awards under the Plan. Key persons who are not employees may also be granted awards under the Plan.

   As of the date of this proxy, there has been no determination by the Board of Directors with respect to future awards under the Plan.

   On April 19, 2002, the last reported trade of the Company's Class A Stock on the OTC Bulletin Board was $2.90 a share. Because of technical problems at the Boston Stock Exchange, there has been no recent trades of the Company's Class A Stock on the Boston Stock Exchange.

Description of the Plan

   General. The proceeds received by the Company from transactions under the Plan will be used for general corporate purposes. Shares issued under the Plan may be authorized, but unissued shares, or shares re-acquired by the Company. No fractional shares of Common Stock may be delivered under the Plan.

   The Plan: (i) does not permit the "repricing" of options, i.e., does not permit the grant of options at a lower price in exchange for the cancellation of higher priced options; and (ii) does not permit the grant of options at exercise prices less than the fair market value of the Common Stock on the effective date of the grant of the option. The Plan permits the award of performance options with accelerated vesting triggered by the achievement of certain Company stock price levels.

   Administration; Eligible Participants; Share Limits. The Plan is administered by the Compensation and Nominating Committee of the Board (the "Committee"). At least two members of the Committee must be "non-employee directors", as that term is defined under rules promulgated by the Securities and Exchange Commission, and "outside directors", as defined in Section 162(m) of the Internal Revenue Code (the "Code"). If any member of the Committee is not an outside director, or a non-employee director, a sub-committee (the "Sub-Committee") consisting solely of the non-employee directors and outside directors will administer the Plan in connection with awards to "officers" of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 or with respect to any award intended to be exempt under Section 162(m)(3) of the Code. References to the Committee also mean the Sub-Committee. All members of the Committee serve at the pleasure of the Board.

   The Plan became effective on the date that it was approved by the stockholders of the Company, and no awards may be granted under the Plan after February 11, 2009.

   The Committee has full power to select, from among the employees of the Company and any subsidiary and other key persons eligible for awards (including Directors of the Company or any subsidiary), the individuals to whom awards will be granted, to make any combination of awards to any participants, to determine the specific terms of each grant, waive compliance with any term or condition of a grant, and with the consent of the employee, substitute one grant for another, subject to the provisions of the Plan. The Committee has the express power to award performance options with accelerated vesting triggered by the achievement of certain Company stock price levels.

   The Committee may not, however, reduce the exercise price of any option after the date of grant (i.e., no option "repricing") or grant options, restricted stock, or other stock awards with an exercise price of less than fair market value as of the effective date of the grant.

   The Plan provides that the maximum number of shares for which options, stock appreciation rights or performance awards may be awarded to any participant under the Plan in any one year period is, in the case of each form of award, 70,000 and that the maximum amount of cash incentives payable to any participant in any calendar year under the Plan will not exceed $500,000.

   Stock Options. The Equity Incentive Plan permits the granting of options that qualify as incentive stock options under the Code ("incentive options" or "ISOs") and stock options that do not so qualify ("non-statutory options"). The option exercise price of each option shall be determined by the Committee but shall not be less than 100% of the fair market value of the shares on the effective date of grant (110% in case of ISOs granted to a ten percent stockholder).

   The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. If desired the Committee may provide for vesting prior to the date the option becomes exercisable. The Committee may in its discretion provide that upon exercise of an option, instead of receiving shares free from restrictions under the Plan, the participant will receive shares of Restricted Stock or Deferred Stock awards. Also, if the market price of the Common Stock subject to an option exceeds the exercise price of the option at the time of exercise, the Committee may in its discretion and upon request by an employee, cancel the option and pay to the employee an amount in cash equal to the difference between the fair market value of the Common Stock which would have been purchased pursuant to the exercise (determined on the date the option is cancelled) and the aggregate exercise price which would have been paid. The Committee may provide that upon the exercise of an award through the tender of previously owned shares of Common Stock, the participant exercising the award will automatically receive a new award of like kind covering the number of shares of Common Stock tendered in payment of the exercise price of the first award.

   The exercise price of options granted under the Plan must be paid in full in cash or by check or other instrument acceptable to the Committee or if the terms of the option permit (or for a nonstatutory option, if the Committee permits at or after the grant of the option), by shares of Common Stock, which have been held for at least six months (unless the Committee approves in any instance a shorter period); by a promissory note payable on terms acceptable to the Committee; by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price; or by any combination of the foregoing, provided that the par value must be paid in cash, check, or other instrument acceptable to the Committee.

   In the event of termination of employment by reason of death or total or permanent disability, all options then not exercisable shall accelerate and vest at such date. If an optionee terminates employment for any reason other than death or total or permanent disability, all options not then exercisable shall terminate.

   In the event of termination of employment by reason of retirement at or after age 60 with the consent of the Company, or upon total and permanent disability, or death, an option will thereafter be exercisable for one year but not later than the date the option would have terminated if the participant had remained an employee. If an optionee terminates employment by reason of such retirement or total and permanent disability and thereafter dies while the option is still exercisable, the option will be exercisable for one year from that date but not later than the date on which the award of the option would have terminated if the participant had remained an employee (or earlier date established by the Committee). If an optionee terminates employment for any reason other than such retirement, total and permanent disability, or death, his or her options, to the extent then exercisable, will remain exercisable for three months following termination or until the date on which the award of the option would have terminated if the participant had remained an employee, whichever is earlier.

   If employment was terminated for cause, any options that were so exercisable shall terminate.

   Unless the Committee expressly provides otherwise, a participant's employment or other service relationship with the Company and its subsidiaries will be deemed to have ceased, in the case of an employee Participant, upon the termination of the participant's employment with the Company or its subsidiaries (whether or not the Participant continues in the service of the Company or its subsidiaries in some capacity other than that of an employee of the Company or its subsidiaries), and in the case of any other Participant, when the service relationship in respect of which the award was granted terminates (whether or not the Participant continues in the service of the Company or its subsidiaries in some other capacity).

   To qualify as incentive options, options must meet additional federal tax requirements, including limits on the value of shares subject to incentive options granted annually to any participant, a shorter exercise period after termination in some cases, and higher minimum exercise price in the case of certain large stockholders.

   Stock Appreciation Rights. The Committee may also grant stock appreciation rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of unrestricted Common Stock, Restricted Stock, or Deferred Stock awards (as determined by the Committee), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Stock appreciation rights may be granted separately from or in tandem with the grant of an option. In the case of stock appreciation rights granted in tandem with options, each stock appreciation right will be exercisable only at such time or times, and to the extent that the related option is exercisable and will terminate upon the termination or exercise of any accompanying option. The accompanying option will terminate upon the exercise of the related stock appreciation right. The grant of stock appreciation rights under current accounting rules is not likely.

   In the event of the termination of an employee holding a stock appreciation right, the exercisability of such right will be treated in the same manner as a nonstatutory option, such treatment being more fully described above. In the event of the termination of an employee holding a stock appreciation right, the exercisability of such right will be treated in the same manner as a nonstatutory option, such treatment being more fully described above.

   Restricted Stock and Unrestricted Stock. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). The Committee may also grant shares which are free from any restrictions ("Unrestricted Stock").

   The Committee may require that a recipient of Restricted Stock award enter into a restricted stock agreement setting forth the terms and conditions of the award and making payment of the purchase price. The Committee may at any time accelerate the dates on which the restrictions will lapse or waive the restrictions. Generally, shares of Restricted Stock are non-transferable and if a participant terminates employment for any reason except retirement prior to the lapse or waiver of the restrictions, the participant must resell to the Company the shares of Restricted Stock for the amount paid, or forfeit them if no cash was paid. Prior to the lapse of restrictions on the shares, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock.

   Deferred Stock. The Committee may also make deferred stock awards under the Plan ("Deferred Stock Awards"). These are awards entitling the recipient to receive shares of Common Stock on one or more installments at a future date or dates, and on such conditions as determined by the Committee. Except as otherwise specified in the grant or agreed to by the Committee, all such rights will terminate upon the participant's termination of employment. The Committee may at any time accelerate the time at which delivery of all or any part of the shares will take place.

   Performance Awards. The Committee may also grant awards based on certain performance criteria ("Performance Awards") entitling the recipient to receive shares of Common Stock or cash in such combinations as the Committee may determine. Payment of the award may be conditioned on achievement of individual, departmental, or any other category of performance goals over a fixed or determinable period and such other conditions as the Committee shall determine, including the achievement of certain specified Company stock price levels. Except as otherwise specified in the grant or agreed to by the Committee, rights under a Performance Award will terminate upon a participant's termination of employment.

   Any conditions in any award may be waived or modified by the Committee at any time prior to termination of employment.

   Loans. The Company may make a loan to a participant ("Loan"), either on the date of or after the grant of any award to the participant. A Loan may be made either in connection with the purchase (whether upon exercise of an option or otherwise) of Common Stock under the award or with the payment of any federal, state or local income tax with respect to income recognized as a result of the award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms, and conditions of the Loan, including the interest rate, if any; whether the Loan is to be secured or unsecured or with or without recourse against the borrower; the terms on which the Loan is to be repaid; and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

   Supplemental Grants. In connection with any award, the Committee may at the time such award is made or at a later date, provide for and grant a cash award to the participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any federal, state, and local income tax on ordinary income for which the participant will be liable with respect to the award, plus (2) an additional amount on a grossed-up basis necessary to make the participant whole after tax, discharging all the participant's income tax liabilities arising from all payments made in connection with awards.

   Other Stock-Based Awards. The Committee may grant other awards under which Common Stock is or may in the future be acquired ("Other Stock-Based Awards"). Such awards may include debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Committee may determine. The convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt can be issued unless the Committee has provided (by Company right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt. The Committee may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. The Committee may determine the conditions under which an Other Stock-Based Award will be forfeited or, in the case of an award involving a payment by the recipient, the conditions under which the Company may or must repurchase such award or related Common Stock. At any time the Committee may accelerate, waive, or amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.

   Dividends and Deferrals. Except as specifically provided by the Plan, the receipt of an award will not give a participant rights as a stockholder; the participant will obtain such rights subject to any limitations imposed by the Plan or the instrument evidencing the award, upon the actual receipt of Common Stock. The Committee may permit the immediate payment or the deferral or investment of benefits in an amount equal to cash dividends which would have been paid if shares, subject to an award, had been outstanding at the time of payment of such dividends. It may also permit participants to make elections to defer receipt of benefits under the Equity Incentive Plan.

   Adjustments for Stock Dividends, Mergers, etc. The Committee is required to make appropriate adjustments in connection with outstanding awards and the maximum number of shares that may be delivered under the Plan to reflect stock dividends, stock splits, and similar events. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions, or any similar corporate transactions or any other event if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made to the maximum share and cash limits intended to enable Awards to be for the performance-based exception under Section 162(m) of the Code.

   Nontransferability of Awards. No award (other than an award in the form of an outright transfer of cash or unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime, an award requiring exercise may be exercised only by the participant (or in the event of the participant's incapacity, the person or persons legally appointed to act on the participant's behalf).

   Stock Withholding. In the case of an award under which Common Stock may be delivered, the Committee may permit the participant or other appropriate person to elect to have the Company hold back from the shares to be delivered or to deliver to the Company, shares of Common Stock.

   Past Service as Consideration. Where a participant purchases Common Stock under an award for a price equal to the par value of the Stock, the Committee may determine that the price has been satisfied by past services rendered by the participant.

   Change in Control Provisions. The Plan provides that in the event of a "Change in Control" (as defined) (a) each outstanding option and appreciation right will immediately become exercisable in full unless otherwise prescribed by the Committee at the time of a grant; (b) restricted stock will immediately become free of all restrictions and conditions as specified by the Committee; and (c) conditions on other awards will be removed as specified by the Committee. In the event of a merger in which the Company is not the surviving corporation or a sale of substantially all assets or the acquisition of substantially all the Company's stock by another entity or group, all outstanding options will terminate provided that at least 20 days before the effective date of such transaction, the Company makes all outstanding options exercisable immediately prior to the effective date (to the extent the options are not already exercisable pursuant to the change of control provisions). The Committee may also arrange, with respect to an employee who will be employed by a corporation which is the surviving or acquiring corporation, to have the surviving or acquiring corporation assume outstanding options or other awards or grant to the participant a replacement or substitute option or other award on such terms as the Committee determines.

   Discontinuance, Cancellation, Amendment, and Termination. Neither adoption of the Plan nor the grant of awards to a participant will affect the Company's right to grant to such participant awards that are not subject to the Plan, to issue to such participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to employees.

   The Committee may at any time discontinue granting awards under the Plan. The Board may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under the Code or have the award of performance-based compensation under Section 162(m) of the Code, where the compensation is intended by the Committee to so comply.

   Effective Date of the Amendment to the 1999 Equity Incentive Plan. As of the date of this Proxy Statement, the Committee has made no grants of the additional shares to be added to the Plan by the proposed Amendment but reserves the right to do so at any time, subject to stockholder approval of the Amendment. Upon stockholder approval, the effective date of the Amendment will be April 19, 2002.

Tax Aspects Under the U. S. Internal Revenue Code

   Incentive Options. No taxable income results for ordinary income tax purposes upon either the grant or the exercise of an ISO treated as such for federal income tax purposes, although the exercise of an ISO increases the employee's alternative minimum taxable income and in some circumstances may result in an alternative minimum tax liability. If shares acquired upon exercise of an ISO are held for at least two years from the date of grant of the option and at least one year after the exercise, any gain or loss recognized for income tax purposes upon a later sale or exchange of the shares will be taxed as a long-term capital gain or loss. An employee who disposes of shares acquired upon exercise of an ISO during either the one-year period or the two-year period described in the preceding sentence (a "disqualifying disposition") will have ordinary income in the year of the disposition equal, in general, to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized for income tax purposes upon the disposition will be a capital gain or loss, long-term or short-term depending on the employee's holding period in the shares. If the shares are sold in a disqualifying disposition for less than what they were worth at the time of exercise, the employee's ordinary income associated with the disqualifying disposition will, with some exceptions, be limited to the excess, if any, of the amount received for the shares over the exercise price. In the event of a disqualifying disposition, the Company will have available a deduction equal to the ordinary income, if any, realized by the employee.

   Nonstatutory Options.   No taxable income results upon the grant of a
nonstatutory option treated as such for federal income tax purposes. Generally, at exercise, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the stock over the exercise price, and a corresponding deduction is available to the Company. Any gain or loss recognized for income tax purposes upon a later sale or exchange of the shares acquired upon exercise will be taxed as a capital gain or loss, long-term or short-term depending on the optionee's holding period in the shares. In general, an ISO that is exercised more than three months following termination of employment is taxed as a nonstatutory option. Also, ISOs held by an individual are taxed as nonstatutory options to the extent they first become exercisable in any calendar year for shares having a grant-date value in excess of $100,000.

   Payment in Respect of a Change in Control.   The Plan provides for
acceleration or payment of awards in the event of a Change in Control as defined in the Plan. Such acceleration or payment may be treated in whole or in part as "parachute payment" under the Internal Revenue Code. Acceleration of benefits under other Company stock and benefit plans and severance contracts with employees upon a Change in Control could also be subject to being combined with Plan accelerations for "parachute payment" purposes. Any such "parachute payments" which are determined to be "excess parachute payments" will be non-deductible to the Company, and the recipient will be subject to a 20% excise tax on all or part of such payments.

   The foregoing is a summary of the principal current federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state, local, or foreign tax consequences.

Vote Required for Approval of the Amendment to the Plan

   Approval of the proposal to adopt the amendment to the 1999 Equity Incentive Plan to increase the aggregate number of shares of Class A Stock or Class B Stock that may be delivered under the Plan will require the affirmative vote of the holders of shares of Class A Stock and Class B Stock, voting together as a single class, representing a majority of the combined votes cast on the proposal. The Amendment to the Plan would become effective April 19, 2002 upon approval by the stockholders.

Recommendation by the Board of Directors

   The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to the 1999 Equity Incentive Plan.

   Proxies solicited by management will be voted in accordance with the specifications made on the form of proxy. Where no specification is made, proxies will be voted FOR the approval of the Amendment to the 1999 Equity Incentive Plan.

                                    ITEM 3.

                          RATIFICATION OF APPOINTMENT
                                      OF
                            INDEPENDENT ACCOUNTANTS

   The Board of Directors has appointed Ernst & Young LLP, who has acted as the Company's independent accountants since January 1, 1995, as the Company's independent accountants for fiscal year 2002, subject to approval by the stockholders. In the event the stockholders do not ratify the selection of Ernst & Young LLP, the Board of Directors will consider the selection of another accounting firm to serve as the Company's independent accountants. Neither Ernst & Young nor any of its partners have any direct or indirect financial interest in or any connection (other than as independent auditor) with the Company or any subsidiary. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

   Approval of the proposal to ratify the appointment of Ernst & Young as the Company's independent accountants will require the affirmative vote of the holders of shares of Class A Stock and Class B Stock, voting together as a single class, representing a majority of the combined votes cast on the proposal.

   The Board of Directors unanimously recommends a vote FOR the proposal to appoint Ernst & Young LLP as the Company's independent accountants for the 2002 fiscal year.

            STOCKHOLDER PROPOSALS FOR THE YEAR 2003 ANNUAL MEETING

   All stockholder proposals intended to be submitted at the Company's 2003 Annual Meeting must be received by the Secretary of the Company on or before December 31, 2002 in order to be considered for inclusion in the Company's proxy materials for the year 2003 Annual Meeting.

   To the extent that advance notice for additional nominations or proposals by stockholders for presentation at the Year 2002 Annual Meeting is not required under the By-Laws of the Company, the persons named as proxies in the year 2003 form of proxy will be entitled to vote in their discretion on all such matters that are not received by the Company by March 14, 2003.

Important Notice

   No matter how small your holdings, if you do not plan to attend the meeting in person, you are respectfully requested to complete, sign, date, and return the accompanying Proxy in the enclosed, post-paid envelope at your earliest convenience.

                                          By Order of the Board of Directors,

                                          /s/ Elisa DePina
                                          Elisa DePina
                                          Secretary

Warwick, Rhode Island
April 25, 2002

                                                                 SKU#0660-PS-02

                                                                       EXHIBIT A


NOTE: THE PLAN AS ADOPTED IN 1999 (WHICH IS SET FORTH BELOW) DOES NOT REFLECT
(1) SHARE NUMBERS ADJUSTED AS THE RESULT OF THE ONE-FOR-FIVE REVERSE STOCK SPLIT EFFECTIVE MAY 10, 2001, (2) THE CHANGE IN THE COMPANY'S NAME FROM "BROWN & SHARPE MANUFACTURING COMPANY" TO "BNS CO." ON APRIL 27, 2001, AND (3) THE CHANGE IN PAR VALUE OF THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK FROM $1 TO $.01 EFFECTIVE APRIL 27, 2001.

                      BROWN & SHARPE MANUFACTURING COMPANY
                           1999 EQUITY INCENTIVE PLAN

1.  PURPOSE

         The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of Brown & Sharpe Manufacturing Company (the "Company") and its subsidiaries by enhancing their ability to attract and retain employees and other individuals or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through awards based on the Company's common stock, either Class A Common Stock, $1 par value or Class B Common Stock, $1 par value ("Stock"), and cash incentives.

         The Plan is intended to accomplish these goals by enabling the Company to grant awards ("Awards") in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, Other Stock-Based Awards, or loans or supplemental grants, or combinations thereof, all as more fully described below.

2.  ADMINISTRATION

         Unless otherwise determined by the Board of Directors of the Company (the "Board"), the Plan will be administered by a committee of the Board designated for such purpose (the "Committee"). The Committee shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. During such times as any Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), at least two members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act and "outside directors" within the meaning of
Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code") (the "Outside Directors"). If any member of the Committee is not an Outside Director, or a non-employee director, a sub-committee (the "Sub-Committee") consisting solely of the non-employee directors and Outside Directors shall administer the Plan in connection with Awards to "officers" of the Company within the meaning of Section 16(b) of the 1934 Act or with respect to any Award intended to be exempt under Section 162(m)(3) of the Code. Any references to the Committee in this Plan shall also mean the Sub-Committee.

         The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award, including provisions for accelerated vesting upon the achievement of Company stock price levels; (e) waive compliance by a holder of an Award with any obligations to be performed by such holder under the Award and waive any terms or conditions of an Award; (f) subject to the provisions of
Section 6.1(b), amend or cancel an existing Award in whole or in part (and if an award is canceled, grant another Award in its place on such terms and conditions as the Committee shall specify), except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of any instruments to be used under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under Section 7.3 or Section 8.6. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Committee shall exercise its discretion consistent with qualifying the Award for such exception.

3.  EFFECTIVE DATE AND TERM OF PLAN

         The Plan will become effective on the date on which it is approved by the stockholders of the Company. Awards may be made prior to such stockholder approval if made subject thereto. No Award may be granted under the Plan after February 11, 2009 (the 10th anniversary of day before Board approval), but Awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

         (a) Number of Shares. Subject to adjustment as provided in Section 8.6,
             ----------------
the aggregate number of shares of Stock that may be delivered under the Plan will be 1,800,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants. Shares of Restricted Stock that have been forfeited in accordance with the terms of the applicable Award and shares held back, in satisfaction of the exercise price or tax withholding requirements, from shares that would otherwise have been delivered pursuant to an Award shall also be available for future grants. The number of shares of Stock delivered under an Award shall be determined net of any previously acquired Shares tendered by the Participant in payment of the exercise price or of withholding taxes.

         (b) Special Limitations Applicable to Certain Awards. Subject to
             ------------------------------------------------
adjustment as provided in Section 8.6(a) to the extent such adjustment is consistent with the continued satisfaction with respect to Awards of the requirements of Section 162(m)(4)(C) of the Code, the maximum number of shares of Stock for which Options and Stock Appreciation Rights may be awarded under the Plan to any participant during any one year period is in the case of each such form of Award 350,000 shares. For maximum limits relating to Performance Awards, see Section 6.5 below.

         (c) Shares to be Delivered. Stock delivered under the Plan may be
             ----------------------
either authorized but unissued Stock or previously issued Stock acquired and held by the Company. No fractional shares of Stock will be delivered under the Plan.

5.  ELIGIBILITY AND PARTICIPATION

         Each key employee of the Company or any of its subsidiaries (an "Employee") and each other individual or entity (other than employees of the Company or any of its subsidiaries, but including without limitation directors of the Company or a subsidiary of the Company) who, in the opinion of the Committee, is in a position to make a significant contribution to the success of the Company or its subsidiaries will be eligible to receive Awards under the Plan (each such Employee, other individual or entity receiving an Award, "a Participant"). Participants shall also include individuals who have accepted an offer of employment from the Company and who the Company reasonably believes will be key employees upon commencing employment with the Company (a "New Hire"). For purposes of the Plan, a "subsidiary" is any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in or of the other corporation in such chain. Eligibility for ISOs is further limited to those individuals whose employment status would qualify them for the tax treatment described in Sections 421 and 422 of the Code.

6.  TYPES OF AWARDS

6.1  Options.

         (a)  Nature of Options.  An option ("Option") is an Award giving the
              -----------------
recipient the right on exercise thereof to purchase Stock.

         Both "incentive stock options", as defined in Section 422(b) of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not ISOs, may be granted under the Plan. ISOs shall be awarded only to Employees. An Option awarded under the Plan shall be a non-ISO unless it is expressly designated as an ISO at time of grant. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status under the Code as an incentive stock option will be effective without consent of the Option holder.

         (b)  Exercise Price.  The exercise price of an Option will be
              --------------
determined by the Committee subject to the following:

                  (1) The exercise price of an Option shall not be less than 100% of the fair market value of the Stock subject to the Option, determined as of the effective date of the Option.

                  (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

                  (3) The Committee may not reduce the exercise price of an Option at any time after the time of grant, with or without the consent of the Option holder, thereby prohibiting the cancellation of higher prices and the reissue of lower priced Options ("Repriced Options").

         (c) Duration of Options. The latest date on which an Option may be
             --------------------
exercised will be the tenth anniversary of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

        (d) Exercise of Options. An Option will become exercisable at such time
            --------------------
or times, and on such conditions, as the Committee may specify, including provisions for acceleration of vesting upon the achievement of certain Company stock price levels. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Except as otherwise determined by the Committee, any period during which a Participant who is an Employee is on an unpaid leave of absence (or other unpaid absence) from the Company shall toll the period of time over which an option becomes exercisable. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised. If desired the Committee may provide for vesting prior to the date the Option becomes exercisable.

         (e) Payment for Stock. Stock purchased on exercise of an Option must be
             ------------------
paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing his Option (or in the case of an Option which is not an ISO, by the Committee at or after the grant of the Option), (i) through the delivery of shares of Stock which have been held for at least six months (unless the Committee approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, (ii) by delivery of a promissory note of the Participant to the Company containing such terms as are specified by the Committee (provided that if the Stock delivered upon exercise of the Option is an original issue of authorized but unissued Stock, at least so much of the exercise price as represents the par value of the Stock shall be paid in cash), (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the foregoing permissible forms of payment.

         (f) Discretionary Payments. If (i) the market price of shares of Stock
             ----------------------
subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2) exceeds the exercise price of the Option at the time of its exercise, and (ii) the person exercising the Option so requests in writing, the Committee may in its sole discretion cancel the Option and cause the Company to pay in cash or in shares of Common Stock (valued at fair market value) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

         (g) Reload Awards. The Committee may provide that upon the exercise of
             --------------
an Award through the tender of previously owned shares of Stock, the Participant or other person exercising the award will automatically receive a new Award of like kind covering a number of shares of Stock tendered in payment of the exercise price of the first Award.

6.2  Stock Appreciation Rights.

         (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right
             ------------------------------------
("Stock Appreciation Right" or "SAR") is an Award entitling the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited) to appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Committee.

         (b)  Grant of Stock Appreciation Rights.  Stock Appreciation Rights
              ----------------------------------
may be granted in tandem with, or independently of, Options granted under the Plan.

                  (1) Rules Applicable to Tandem Awards. When Stock Appreciation
                      ---------------------------------
         Rights are granted in tandem with Options, (A) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option and may be exercised only when the market price of the Stock, subject to the Option, exceeds the exercise price; (B) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to fewer than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (C) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (D) the Stock Appreciation Right will be transferable only with the related Option.

                  (2) Exercise of Independent Stock Appreciation Rights. A Stock
                      -------------------------------------------------
         Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. Except as otherwise determined by the Committee, any period during which a Participant who is an Employee is on an unpaid leave of absence (or other unpaid absence) from the Company shall toll the period of time over which a Stock Appreciation Right becomes exercisable. The Committee may at any time accelerate the time at which all or any part of the Right may be exercised.

                  Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

6.3  Restricted and Unrestricted Stock.

         (a) Grant of Restricted Stock. Subject to the terms and provisions of
             --------------------------
the Plan, the Committee may grant or sell shares of Stock in such amounts and upon such terms and conditions as the Committee shall determine subject to the restrictions described below ("Restricted Stock").

         (b) Restricted Stock Agreement. The Committee may require, as a
             ---------------------------
condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award and making payment of the purchase price. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, in the resolution approving the Award, or in such other manner as it deems appropriate. The stock certificate representing the Restricted Stock shall be appropriately legended to reflect the applicable restrictions.

         (c) Transferability and Other Restrictions. Except as otherwise
             ----------------------------------------
provided in this Section 6.3, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period or periods established by the Committee and the satisfaction of any other conditions or restrictions established by the Committee

(such period during which a share of Restricted Stock is subject to such restrictions and conditions is referred to as the "Restricted Period"). Except as the Committee may otherwise determine under Section 7.1 or Section 7.2, if a Participant dies or suffers a Status Change (as defined at Section 7.2(a)) for any reason during the Restricted Period, the Company may purchase the shares of Restricted Stock subject to such restrictions and conditions for the amount of cash paid by the Participant for such shares; provided, that if no cash was paid by the Participant such shares of Restricted Stock shall be automatically forfeited to the Company.

         During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company's possession the certificate or certificates representing such shares.

         (d) Removal of Restrictions. Except as otherwise provided in this
             ------------------------
Section 6.3, a share of Restricted Stock covered by a Restricted Stock grant shall become free from restrictions under the Plan upon completion of the Restricted Period, including the passage of any applicable period of time and satisfaction of any conditions to vesting. Except as otherwise determined by the Committee, any period during which a Participant who is an Employee is on leave of absence (or other unpaid absence) from the Company shall, to the extent the Restricted Period relates to the passage of time, toll such time period. The Committee shall have the right at any time, in its sole discretion, immediately to waive or accelerate all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Participant.

         (e) Notice of Election. Any Participant making an election under
             -------------------
Section 83(b) of the Code with respect to Restricted Stock must give a copy of the election to the Company within ten days after filing with the Internal Revenue Service.

         (f) Voting Rights, Dividends and Other Distributions. During the
             -------------------------------------------------
Restricted Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Committee shall otherwise determine, any other cash dividends and other distributions paid to Participants with respect to shares of Restricted Stock, including any dividends and distributions paid in shares, shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

         (g) Other Awards Settled with Restricted Stock. The Committee may, at
             -------------------------------------------
the time any Award described in this Section 6 is granted, provide that any or all of the Stock delivered pursuant to the Award will be Restricted Stock.

         (h) Unrestricted Stock. Subject to the terms and provisions of the
             -------------------
Plan, the Committee may grant shares of Stock free of restrictions under the Plan in such amounts and upon such terms and conditions as the Committee shall determine.

6.4  Deferred Stock.

         A Deferred Stock Award ("Deferred Stock Award") is an unfunded and unsecured promise by the Company to deliver shares of Stock in the future ("Deferred Stock"). Delivery of the Stock will take place at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Committee may provide that any or all of the Stock delivered pursuant to the Award will be Deferred Stock.

6.5  Performance Awards.


         The Committee may, at the time an Award described in Sections 6.1, 6.2, 6.3, 6.4 or 6.7 is granted, impose the additional condition that performance goals must be met prior to the Participant's realization of any vesting, payment or benefit under the Award. In addition, the Committee may make awards entitling the Participant to receive an amount in cash upon attainment of specified performance goals (a "Cash Incentive"). Any Award or Cash Incentive made subject to performance goals as described in the preceding two sentences shall be a "Performance Award" subject to the provisions of this Section 6.5 in addition to any other applicable provisions of the Plan or the Award. Performance Awards may consist of Cash Incentives or Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code, other than Options or Stock Appreciation Rights intended to qualify for such exception by reason of the special rules under Section 162(m) of the Code applicable to stock options and stock appreciation rights granted at an exercise price not less than fair market value on the date of grant ("Qualified Performance Awards") or Cash Incentives or Awards that either are not intended so to qualify or are Options or Stock Appreciation Rights intended to qualify for such exception by reason of the special rules under Section 162(m) of the Code applicable to stock options and stock appreciation rights granted at an exercise price not less than fair market value on the date of grant ("Other Performance Awards"). The Committee will determine the performance measures, the period or periods during which performance is to be measured, and all other terms and conditions applicable to the Performance Award. The performance measures to which a Performance Award is subject may be related to personal performance, corporate performance, departmental performance, or any other category of performance established by the Committee, including the achievement of specified Company stock price levels. In the case of a Qualified Performance Award, payment under the Award or of the Cash Incentive must be conditioned on the satisfaction of one or more "qualified performance measures" preestablished by the Committee in accordance with the rules under Section 162(m) of the Code and on certification (within the meaning of the rules under Section 162(m) of the Code) by the Committee that such measure or measures have been met or exceeded. For purposes of the preceding sentence, a qualified performance measure is an objectively determinable measure of performance based on any one or more of the following (on a consolidated, divisional, subsidiary, line of business or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A qualified performance measure and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. The maximum number of shares of Stock subject to Performance Awards (other than Cash Incentives) awarded to any Participant in any one year period shall be 350,000 shares. The maximum amount payable under Cash Incentives to any Participant for any year shall be $500,000.

6.6  Loans and Supplemental Grants.

         (a) Loans. The Company may make a loan to a Participant, either at the
             -------
time of or after the grant to him or her of any Award. Such a loan may be made in connection with either the purchase of Stock under the Award or the payment of any federal, state, and local income tax in respect of income recognized as a result of the Award. The Committee will have full authority to decide whether to make such a loan and to determine the amount, terms and conditions of the loan, including the interest rate (which may be zero), whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan may have a term (including extensions) exceeding ten years in duration.

         (b) Cash Grants. In connection with any Award, the Committee may at the
             ------------
time such Award is made or at a later date provide for and make a cash payment to the Participant not to exceed an amount equal to (a) the amount of any federal, state and local income tax on ordinary income for which the Participant will be liable with respect to the Award, plus (b) an additional amount on a grossed-up basis necessary to make him or her whole after tax, discharging all the Participant's income tax liabilities arising from all payments under this
Section 6, all based on such reasonable estimates of applicable tax rates as the Committee may determine.

6.7  Other Stock-Based Awards.

         (a) Nature of Awards. The Committee may grant other Awards under which
             ------------------
Stock is or may in the future be acquired ("Other Stock-Based Awards"). Such awards may include, without limitation, debt securities convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. Such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Committee shall have provided (by Company right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

         (b) Purchase Price; Form of Payment. The Committee may determine the
            ---------------------------------
consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. The Committee may permit payment by certified check or bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).

         (c) Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver
         ---------------------------------------------------------------------
of Restrictions. The Committee may determine the conditions under which an Other
----------------
Stock-Based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Committee may in its sole discretion accelerate, waive, or, amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.

7.  EVENTS AFFECTING OUTSTANDING AWARDS

7.1  Death or Disability.

         Except as the Committee may otherwise determine, if a Participant dies or becomes permanently and totally disabled (as determined by the Committee), the following will apply:

         (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death or such permanent and total disability, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution or the Participant's guardian, at any time within the one year period ending with the first anniversary of the Participant's death or permanent and total disability, as the case may be (or such shorter or longer period as the Committee may determine), and shall thereupon terminate, and if such a participant thereafter dies while the option is still exercisable, the option will be exercisable for one year from that date. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. All Options and Stock Appreciation Rights held by a Participant immediately prior to death or such permanent and total disability that are not then exercisable shall accelerate and become vested at death or such permanent and total disability.

         (b) All Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant in accordance with Section 6.3(c)).

         (c) Any payment or benefit under a Deferred Stock Award, Performance Award, Supplemental Grant, or Other Stock-Based Award to which the Participant was not irrevocably entitled prior to death or such permanent and total disability will be forfeited and the Award canceled as of the time of death or such permanent and total disability.

7.2  Termination of Service (Other Than By Death or Disability).

         If (i) a Participant who is an Employee ceases to be an Employee for any reason other than death or disability (as defined above), (ii) there is a termination (other than by reason of death or disability or satisfactory completion of the project or service as determined by the Committee) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder or (iii) a New Hire's offer of employment is terminated prior to the New Hire commencing employment with the Company or the New Hire does not commence his or her employment with the Company within two months after receipt of an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), then, except as the Committee may otherwise determine, the following will apply:

         (a) All Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or one year in the case of retirement at or after age 60 with the consent of the Company), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Committee casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this
Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of
(i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies. A Status Change will be deemed to have occurred, in the case of an employee Participant, upon termination of the Participant's employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an employee of the Company or its Subsidiaries) and in the case of any other Participant, when the service relationship in respect of which the Award was granted terminates (whether or not the Participant continues in the service of the Company or its Subsidiaries in some other capacity).

         (b) All Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3(c) above.

         (c) Any payment or benefit under a Deferred Stock Award, Performance Award, Supplemental Grant, or Other Stock-Based Award to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award canceled as of the date of such Status Change.

7.3.1 Change in Control Provision.

         As used herein, a Change in Control and related definitions shall have the meanings as set forth in Section 7.3.3 below.

         Immediately prior to the occurrence of a Change in Control:

         (a) Each Option and Stock Appreciation Right shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

         (b) Restrictions and conditions on Restricted Stock, Deferred Stock, Performance Award, Supplemental Grant, and Other Stock-based Awards shall automatically be deemed waived to the extent, if any, specified (whether at or after time of grant) by the Committee.

         In addition to the foregoing and Sections 6.1(d), 6.2(b), 6.3(d) and 6.4, the Committee may at any time prior to or after a Change in Control accelerate the exercisability of any Options and Stock Appreciation Rights and may waive restrictions, limitations and conditions on Restricted Stock, Deferred Stock, Performance Awards, Supplemental Grants, and Other Stock-based Awards to the extent it shall in its sole discretion determine.

7.3.2  Certain Corporate Transactions.

         (a) In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the complete liquidation of the Company or the sale or transfer of substantially all of the Company's assets (a "Covered Transaction"), all outstanding Options will terminate as of the effective date of the Covered Transaction, provided that at least twenty (20) days prior to the effective date of any such merger, consolidation, liquidation or sale of assets, but subject to Paragraphs (c) and
(d) below, the Committee shall make all outstanding Options exercisable immediately prior to consummation of such Covered Transaction (to the extent that such Options are not exercisable immediately prior to the consummation of the Covered Transaction pursuant to Section 7.3.1).

         (b) Subject to Paragraphs (c) and (d) below, the Committee may, in its sole discretion, prior to the effective date of the Covered Transaction, (1) remove the restrictions from each outstanding share of Restricted Stock, (2) cause the Company to make any payment and provide any benefit under each outstanding Deferred Stock Award, Performance Award, and Supplemental Grant which would have been made or provided with the passage of time had the transaction not occurred and the Participant remained an employee, and (3) forgive all or any portion of the principal of or interest on a loan.

         (c) If an outstanding Option or Other Award is subject to performance or other conditions (other than conditions relating to the mere passage of time and continued employment) which will not have been satisfied at the time of the Covered Transaction, the Committee may, in its sole discretion, remove such conditions. If it does not do so however, such Option or Other Award will terminate, because the conditions have not been satisfied, as of the date of the Covered Transaction notwithstanding Paragraph (a) and (b) above.

         (d) With respect to an outstanding Option or Other Award held by the participant who, following the Covered Transaction, will be employed by a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the Committee may, in lieu of the action of the Committee described in Paragraphs (a) or (b) above or in addition to any Option being exercisable immediately prior to consummation of the Covered Transaction pursuant to Section 7.3.1 above, arrange to have such surviving or acquiring corporation or affiliate assume the Option or Other Award or grant to the Participant a replacement Option or other Award which, in the judgment of the Committee, is substantially equivalent to the Option or Other Award. In the case of an assumed or substitute Option intended to be an Incentive Stock Option, the requirements of Section 424 (a) of the Code shall be satisfied except as otherwise provided by the Committee.

7.3.3  Change in Control and Related Definitions.

         A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

         (b) during any period of not more than two consecutive years (not including any period prior to January 1, 1997), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Clause (a), (b), or (c) of Section 7.3.3) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

         (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than


                  (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) 65% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

                  (2) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no person acquires 30% or more of the combined voting power of the Company's then outstanding securities; or

         (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

         (e) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, provided, however, that if such agreement requires approval by the Company's shareholders of the agreement or transaction or the satisfaction of other conditions, a Change in Control shall not be deemed to have taken place unless and until such approval is secured and all conditions are satisfied (but upon any such approval and the satisfaction of such conditions and the consummation of the transaction, a Change in Control shall be deemed to have occurred on the date of execution of such agreement); or

         (f) the Company or any person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control, provided that a Change in Control will not be deemed to have taken place unless and until actions are taken that constitute a Change in Control (but upon the taking of any such actions a Change in Control shall be deemed to have occurred on the date of such announcement); or

         (g) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control will occur upon the taking of certain action provided that the Change in Control shall not be deemed to have taken place unless and until such action is taken (but upon the taking of such action, a Change in Control shall be deemed to have occurred on the date of such resolution of the Board).

         "Person" shall have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934, as modified and used in Sections 13(d) and 14(d) thereof, and shall also include its Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934); however, a Person shall not include

                  (1) the Company, or any wholly owned or controlled subsidiary of the Company,

                  (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or

                  (3) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended from time to time.

8.  GENERAL PROVISIONS

8.1  Documentation of Awards.

         Awards will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

8.2  Rights as a Stockholder, Dividend Equivalents.

         Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, only upon the issuance of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

8.3  Conditions on Delivery of Stock.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange or The Nasdaq National Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or market upon official notice of issuance, and
(d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.4  Tax Withholding.

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock or removal of restrictions thereon. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement. The Committee may make such share withholding mandatory with respect to any Award at the time such Award is made to a Participant. The Committee may also, but need not, permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements on any Award.

         If at the time an ISO is exercised the Committee determines that the Company could be liable for withholding requirements with respect to the exercise or with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to provide for withholding under the preceding paragraph of this Section 8.4, if the Committee determines that a withholding responsibility may arise in connection with the exercise, (b) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Stock received upon exercise, and (c) to give such security as the Committee deems adequate to meet the potential liability of the Company for other withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

8.5  Transferability of Awards.

         Unless otherwise permitted by the Committee, no Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime, an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

8.6  Adjustments in the Event of Certain Transactions.

         (a) In the event of a stock dividend, stock split or combination of shares, re-capitalization or other change in the Company's capitalization, or other distribution to holders of Stock other than normal cash dividends, after the effective date of the Plan, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4(a), Section 4(b), and Section 6.5.

         (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of Stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

         (c) In the case of ISOs or Awards intended to qualify for the "performance-based compensation" exception under Section 162(m)(4)(C) of the Code, the adjustments described in (a) and (b) will be made only to the extent consistent with continued qualification of the Option or other Award under
Section 422 of the Code or Section 162(m) of the Code, as the case may be.

8.7  Employment or Other Rights, Etc.

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company or any of its subsidiaries to the Participant.

8.8  Deferral of Payments.

         The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

8.9  Past Services as Consideration.

         Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Committee may determine that such price has been satisfied by past services rendered by the Participant.

9.  EFFECT, AMENDMENT AND TERMINATION

         Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees or other persons.

         The Committee may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code, where the compensation is intended by the Committee to so comply.

10.  GOVERNING LAW

         The Plan shall be construed in accordance with the General Corporation Law of the State of Delaware.

                                                                       Exhibit B

                                AMENDMENT TO THE
             BNS CO. (FORMERLY BROWN & SHARPE MANUFACTURING COMPANY)
                           1999 EQUITY INCENTIVE PLAN

         Section 4(a) of the BNS Co. (formerly Brown & Sharpe Manufacturing Company) 1999 Equity Incentive Plan (the "Plan") is hereby amended to increase the number of shares that may be delivered under the Plan from 360,000 (as previously adjusted for the May 2001 one-for-five reverse stock split) to 660,000 shares.

         This Amendment shall be effective April 19, 2002 upon approval of the stockholders of the Company.

                                  DETACH HERE

                                     PROXY

                                    BNS CO.

            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                  JUNE 7, 2002

     The undersigned appoints each of Kenneth N. Kermes, Howard K. Fuguet and John Robert Held, proxies with power of substitution to vote for the undersigned at the Annual Meeting of Stockholders called for Friday, June 7, 2002, at 10:00 A.M., at 275 West Natick Road, Warwick, Rhode Island, and at any adjournments, all shares of stock which the undersigned would be entitled to vote if present in accordance with their judgment upon any matters that may properly come before said meeting and to vote as specified on the reverse.

     A majority of the proxies present and acting at the meeting in person or by substitute (or if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement pertaining to the aforesaid meeting and a copy of the Company's Annual Report for the year ended December 31, 2001.

     Your Shares of Class A Stock and Class B Stock, including those if a Participant in the SARP, on the reverse side are designated "CLA," "CLB", "SPA" and "SPB" respectively.

     To approve the Board of Directors' recommendations, simply sign and date the back. You need not mark any boxes.

----------------                                                ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
     SIDE                                                            SIDE
----------------                                                ---------------

BNS CO.
275 WEST NATICK ROAD
WARWICK, RI 02886

-----------------
Vote By Telephone
-----------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).
--------------------------------------------------------------------------------
Follow these four easy steps:
1. Read the accompanying Proxy Statement and
Proxy Card.

2. Call the toll-free number
1-877-PRX-VOTE (1-877-779-8683)

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.
--------------------------------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!


----------------
Vote by Internet
----------------
It's fast, convenient, and your vote is immediately confirmed and posted
--------------------------------------------------------------------------------
Follow these four easy steps:
1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website
http://www.eproxyvote.com/bns

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.
--------------------------------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/bns anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet



                                   DETACH HERE


[X] Please mark
    votes as in
    this example.

1. Election of Directors: To fix the number of Directors at seven and to elect two Directors as set forth in the Proxy Statement. Class A Stock may be voted for Messrs. Roger E. Levien and John M. Nelson and Class B Stock may be voted only for Mr. John M. Nelson as indicated below. Holders of Class A Stock and Class B Stock who wish to provide instructions should vote such class of stock in the space indicated below.

                                  Class A Stock
                  (01) Roger E. Levin and (02) John M. Nelson
                FOR ALL NOMINEES [ ] WITHHELD FROM ALL NOMINEES
[ ] For, except vote withheld from the nominee(s) below:
[ ]
   -----------------------

                                 Class B Stock
                              (03) John M. Nelson
               FOR THE NOMINEE [ ] WITHHELD FROM THE NOMINEE [ ]

2. Amendment to increase            FOR  AGAINST  ABSTAIN
   the number of shares             [ ]    [ ]      [ ]
   deliverable under the
   1999 Equity Incentive Plan.

3. To ratify the appointment        [ ]    [ ]      [ ]
   of Ernest & Young LLP as
   the Company's Independent
   accountants for the fiscal
   year ending December 31, 2002.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees indicated and FOR proposals 2 and 3.

Note: When signing as Executor, Administrator, Trustee, Guardian, etc., add full title, (Sign exactly as name appears on this card.)

Signature:                            Date:
          --------------------------       ------------------
Signature:
          --------------------------  Date:
                                           ------------------